Exhibit 10.08

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

LEASE AGREEMENT
by and between
495 Java Drive Associates, L.P.
(“Landlord”)
and
CLOUDERA, INC.
(“Tenant”)
Dated as of April 18, 2013

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

BASIC LEASE INFORMATION

Lease Date:	April 18, 2013

LANDLORD:	495 JAVA DRIVE ASSOCIATES, L.P., a California limited partnership

Managing Agent:	THE MOZART DEVELOPMENT COMPANY
Landlord’s and Managing Agent’s Address:
c/o THE MOZART DEVELOPMENT COMPANY
1068 East Meadow Circle
Palo Alto, CA 94303
Attn: John Mozart and Chris Keith

TENANT:	CLOUDERA, INC., a Delaware corporation

Tenant’s Address:	Prior to the Commencement Date:
433 California Street, Suite 1100
San Francisco, CA 94104
Attention: Jim Frankola

From and after the Commencement Date:|
At the Premises

Land:	The real property outlined on Exhibit “A” attached hereto.

Premises:
Two (2) separate buildings (each, a “Building” and collectively, the “Buildings”), having addresses of 1001 Page Mill Road, Building #2 (“Building 2”) and Building #3 (“Building 3”), in Palo Alto, California, as identified on the Site Plan attached hereto as Exhibit “A”.

Project:
The Land, the Buildings, and all other buildings and improvements now or hereafter located on the Land. The Project may be expanded to include other land and improvements and/or reconfigured in accordance with Paragraph l(b).

Rentable Area of the Premises:
Deemed to be 53,558 rentable square feet (the “Rentable Area”), consisting of 26,661 rentable square feet in Building 2 (“Building 2 Rentable Area”) and 26,897 rentable square feet in Building 3 (“Building 3 Rentable Area”). The Rentable Area for each Building indicated shall be conclusive and binding on the parties for all purposes of this Lease including, without limitation, for calculating Monthly Base Rent, Tenant’s Share and the Tenant Allowance, and not subject to remeasurement by either party during the Term of this Lease.

Tenant’s Use of the Premises:	General Office, administration, and software research and development (“Permitted Uses”).

Lease Term:
The initial term of this Lease shall commence, for each Building, on the Commencement Date for such Building as defined below, and shall expire for both Buildings on the date immediately preceding the date that is ninety-five (95) months after the Building 2 Commencement Date (as applicable for each Building, the “Initial Term”), with the right to extend for one (1) additional five (5) year term in accordance with Paragraph 37.

2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Building 2 Scheduled Delivery Date:	The date immediately following receipt of consent to this Lease from each of the current Mortgagee and the Ground Lessor as required by Paragraph 42 and 43, respectively.

Building 3 Scheduled Delivery Date:	September 1, 2014, subject to Paragraphs 3(a), 42 and 43.

Building 2 Scheduled Commencement Date:	July 1, 2013.

Building 3 Scheduled Commencement Date:	November 1, 2014, subject to Paragraphs 3(a), 42 and 43.

Tenant Allowance:	For Building 2: $1,199,745.00, representing $45.00 per square foot of Building 2 Rentable Area.

For Building 3:	$537,940.00, representing $20.00 per square foot of Building 3 Rentable Area.

Monthly Base Rent:	Monthly Base Rent shall be the following amounts for the following periods of time (provided that the last two columns below shall apply only on and after the Building 3 Commencement Date):

Lease Month	Building 2 Monthly Base Rent	Building 3 Monthly Base Rent	Aggregate Monthly Base Rent
1-12	$135,971.10	$0.00	$135,971.10
13-16	$140,050.23	$0.00	$140,050.23
17-24	$140,050.23	$141,289.94	$281,340.17
25-36	$144,251.74	$145,528.64	$289,780.38
37-48	$148,579.29	$149,894.50	$298,473.79
49-60	$153,036.67	$154,391.33	$307,428.00
61-72	$157,627.77	$159,023.07	$316,650.84
73-84	$162,356.60	$163,793.77	$326,150.37
85-95	$167,227.30	$168,707.58	$335,934.88

Tenant’s Share:	For Building 2: 100%

For Building 3:	100%

Building 2 Share:	17.94%

Building 3 Share:	18.10%

Building 2 Minimum Parking:
84 non-exclusive stalls, 12 of which will be located in the Parking Garage (as defined in Paragraph 33) and 72 of which will be located on the surface parking lot for the Project, all in accordance with Paragraph 33 (“Building 2 Minimum Parking”).

Building 3 Minimum Parking:
84 non-exclusive stalls, 5 of which will be located in the Parking Garage and 79 of which will be located on the surface parking lot for the Project, all in accordance with Paragraph 33 (“Building 3 Minimum Parking”).

3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Lease Security:
Two letters of credit, one in the face amount of [***] (the “Initial Letter of Credit”), and the second in the face amount of [***] (the “Additional Letter of Credit”), as more particularly provided in Paragraph 31.

Landlord’s Broker:	Cornish & Carey Commercial Newmark Knight Frank

Tenant’s Broker:	Cornish & Carey Commercial Newmark Knight Frank
The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.
LANDLORD:
495 JAVE DRIVE ASSOCIATES, L.P.,
A California limited partnership

By:	M-D Ventures, Inc.
a California corporation
Its:	General Partner

By:	/s/ John Mozart
Its:	President

TENANT:

CLOUDERA, INC.,
a Delaware corporation

By:	/s/ Jim Frankola
Its:	CFO

By:
Its:

4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

LEASE AGREEMENT
THIS LEASE AGREEMENT is made and entered into as of April 18, 2013, by and between 495 JAVA DRIVE ASSOCIATES, L.P., a California limited partnership (herein called “Landlord”), and CLOUDERA, INC., a Delaware corporation (herein called “Tenant”).
1.LEASED PREMISES.
(a)    Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Premises (as defined in the Basic Lease Information).
(b)    Project. The Building is located on the Land (as defined in the Basic Lease Information), which is currently improved with four, two-story buildings (inclusive of the Buildings), all as an integrated project (as it may be improved and developed from time to time, the “Project”). Landlord shall have the right, at any time and from time to time, and without incurring any liability to Tenant and without constituting an eviction (constructive or otherwise), and without entitling Tenant to any abatement of Rent or to terminate this Lease or otherwise releasing Tenant from any of Tenant’s obligations under this Lease, to do any of the following:
(i)    construct additional buildings and improvements on the Land in such locations as Landlord may determine, in its sole discretion;
(ii)    expand the land and improvements that are included in the “Project” to include other property acquired by Landlord or its affiliates which is contiguous to the Project (as such term is defined at any given time), regardless of whether any such property is leased to Tenant or leased to, sold to or occupied by a third party or third parties; and (iii) reduce the land and improvements that are included in the Project, subdivide the Project, or otherwise reconfigure the Project in any way.
Tenant shall cooperate with Landlord in connection with any construction or development activities with respect to any such construction of buildings or improvements, or expansion or reconfiguration of the Project, including executing any necessary conditions, covenants, restrictions, encumbrances, or other documents and instruments for the benefit of other portions of the Project, at Landlord’s request. In addition, Tenant acknowledges that during any such construction and development, Landlord, its tenants, and their respective employees, contractors and agents will require access across and through the Common Area (as defined below) for purposes of construction and development of additional buildings and improvements in the Building and Project (as it may exist from time to time), and use of portions of the Common Area for construction staging in connection with such construction and development, including, without limitation, for the storage of all necessary materials, tools and equipment, and Landlord shall not be liable to Tenant for any interference with Tenant’s use of the Common Area with respect to such activities or any noise, vibration, or other disturbance to Tenant’s business at the Premises which may result from such activities, so long as the Building structure is not materially adversely affected by such activities, the Project continues to be in compliance with all applicable Laws, the Minimum Parking (as defined in Paragraph 33 below) continues to be available to Tenant in such forms as Landlord may elect pursuant to Paragraph 33, and Tenant at all times has reasonable access to the Premises. Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s access to and use of the Premises in accordance with this Lease during any of the Landlord activities specified herein, and Additional Charges payable by Tenant shall not be materially increased during and as a result of any such construction or development activities.
(c)    Common Area. The term “Common Area” shall mean all areas and facilities within the Project that are not designated by Landlord, from time to time, for the exclusive use of Tenant or any other tenant or other occupant of the Project, and that are located outside the perimeter footings of any buildings now or hereafter located in the Project, including the parking areas, access and perimeter roads, pedestrian sidewalks, landscaped areas, trash enclosures, recreation areas and the like. For the avoidance of doubt, neither of the Buildings, nor the Parking

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Garage (as defined in Paragraph 33) or Elevated Walkway (as defined in Paragraph 4(b)(i)(F)) is a part of the Common Area.
2.    OCCUPANCY AND USE. Tenant may use and occupy the Premises for the Permitted Uses specified in the Basic Lease Information and for no other use or purpose without the prior written consent of Landlord. Landlord shall have the right to grant or withhold consent to a proposed change of use in its sole discretion. Tenant shall be entitled to the use on a nonexclusive basis of the Common Area with other occupants of the Project for so long as Landlord continues to own the Project in accordance with the Rules and Regulations established by Landlord from time to time; provided, however, that if Landlord reconfigures the Project or sells a portion of the Project, Landlord shall assure to Tenant that Tenant shall continue to have reasonable access to the Premises and the Minimum Parking as specified in Paragraph 33 through a reciprocal easement agreement or other like mechanism. Notwithstanding the above, Tenant understands and agrees that (a) that certain Restated and Amended Lease dated March 30, 1999 by and between The Board of Trustees of the Leland Stanford Junior University, as lessor (“Ground Lessor”), and Varian Associates, Inc., a Delaware corporation (“Varian”), as lessee, the interest of Varian having been assigned to Landlord under that certain Assignment and Assumption of Lessee’s Interest in Lease dated March 30, 1999, a Memorandum of which was recorded on March 30, 1999 as instrument no. 14729321 in the Office of the County Recorder of Santa Clara County, California (the “Ground Lease”), and (b) certain other easements, covenants, conditions, restrictions, and access agreements recorded in the official records of Santa Clara County (collectively, including the Ground Lease, the “Encumbrances”) encumber the Land and Project, and that Tenant’s occupancy and use of the Premises and use of the Common Area may be restricted by such Encumbrances. If necessary, Tenant shall execute such documents as are reasonably necessary to cause this Lease to become subordinate to such encumbrances, subject to customary non-disturbance provisions to the extent provided for, and obtainable by Tenant, under the express terms of the applicable Encumbrance (other than the Ground Lease).
3.    TERM AND POSSESSION.
(a)    Term. The term of this Lease (the “Term”) shall commence with respect to each Building on the later to occur of the Delivery Date of such Building and the date that the Ground Lessor provides its consent to this Lease as specified in Paragraph 43 hereof and, unless sooner terminated pursuant to the express provisions of this Lease, shall expire on the date immediately prior to the day that is ninety-five (95) months after the Building 2 Commencement Date, provided that Tenant shall have one option to extend the Term in accordance with the terms and conditions of Paragraph 37. “Delivery Date” shall mean the date on which Landlord has tendered possession of the Premises to Tenant in order for Tenant to commence work on the Tenant Improvements (as defined in the Work Letter attached hereto as Exhibit “B”), which Landlord currently anticipates to be on or before the Scheduled Delivery Date with respect to each Building that is specified in the Basic Lease Information, provided that if Landlord, for any reason whatsoever (including without limitation failure by the current tenant of Building 3 to vacate the Premises upon expiration of its lease term on August 31, 2014), cannot deliver possession of each Building on or before the Scheduled Delivery Date, then this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damages resulting therefrom. All of the rights and obligations of the parties under this Lease (other than Tenant’s obligation to pay Monthly Base Rent and Additional Charges for Expenses and Taxes, but including Tenant’s insurance and indemnification obligations, and Tenant’s obligation to pay for electricity provided directly to the applicable Building) shall commence on the Delivery Date. The “Commencement Date” with respect to each Building shall be the earlier of the Scheduled Commencement Date for such Building (as specified in the Basic Lease Information), or the date on which Tenant actually commences business operations in any portion of the applicable Building. Within five (5) business days after the Commencement Date for each Building, the parties shall execute a letter confirming the Commencement Date for such Building and certifying that Tenant has accepted delivery of such Building, in the form attached hereto as Exhibit “D” (the “Commencement Date Memorandum”). Either party’s failure to request execution of, or to execute, the Commencement Date Memorandum shall not in any way alter the applicable Building Commencement Date. The dates upon which the Term shall actually commence and terminate with respect to each Building included in the Premises pursuant to this Paragraph 3(a) are herein called the “Delivery Date” and the “Expiration Date,” respectively. Notwithstanding anything to the contrary specified in this Lease, if Landlord fails to deliver possession of Building 3 to Tenant by December 31, 2014, Tenant shall have the right, exercisable by delivering written notice to Landlord by January 31, 2015, to terminate this Lease, whereupon this Lease shall terminate and be

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

of no further force or effect, and Landlord shall promptly return the Letters of Credit to Tenant; provided, however, that if Tenant fails to deliver such written notice by January 31, 2015 Tenant shall have no further right to terminate this Lease thereafter.
(b)    Condition of Premises. Completion of the Tenant Improvements (as defined in the Work Letter) by Tenant shall be governed by the terms and conditions of the Work Letter which is attached hereto as Exhibit “B”. Tenant’s obligation to construct the Tenant Improvements pursuant to the Work Letter is independent of, and in addition to, Tenant’s obligation to pay Rent under this Lease. Tenant acknowledges that Tenant has had an opportunity to conduct a thorough and diligent inspection and investigation of the Premises, Common Area and Building Systems (as defined in Paragraph 8(a) below) for each Building (including, without limitation, the electrical and HVAC capacity and distribution systems to and throughout the Premises). Landlord shall deliver to Tenant, and Tenant shall accept, the Premises in their “as-is, where-is condition, with all faults” as of the date of this Lease; provided, however, that the roof and Building Systems of each Building shall be delivered in good order and working condition, and if Tenant notifies Landlord within three (3) months following either Delivery Date that any of the Building Systems (excluding any portion of such Building Systems damaged or altered by Tenant as part of, or during installation of, the Tenant Improvements) serving the applicable Building are not in good working condition, then Landlord shall perform the necessary maintenance, repair and/or replacement of said portions of the Building Systems so that they are in good working condition and the cost of any resulting capital repairs or replacements (as opposed to routine maintenance) of such Building Systems that are deemed necessary by Landlord will not be included in Expenses; provided, however, that the foregoing warranty and undertaking by Landlord shall not apply to the extent of any damage caused by Tenant’s construction of the Tenant Improvements or by other acts or omissions of Tenant or Tenant’s agents that affect the condition of the roof or Building Systems. Other than the express warranty in the preceding sentence, Landlord has not made and will not make any representation or warranty, express or implied, with respect to the condition of the Premises, Buildings, Common Area or Building Systems, or with respect to the suitability, fitness or capacity of any of the foregoing for the conduct of Tenant’s Permitted Use or for any other purpose. Subject to the foregoing, by accepting delivery of the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended, and to have acknowledged that the condition of the Premises complies with Landlord’s obligations for delivery of the Premises as provided in this Paragraph 3(b).
(c)    Deemed Occupancy. Tenant shall be deemed to occupy the Premises from and after the Commencement Date, regardless of whether Tenant actually physically occupies any portion of the Premises. This Paragraph 3(c) shall not be construed as an obligation of Tenant to continuously occupy the Premises.
4.    RENT; RENT ADJUSTMENTS; ADDITIONAL CHARGES FOR EXPENSES AND TAXES.
(a)    Monthly Base Rent. Commencing on the Commencement Date and throughout the Term of this Lease, Tenant shall pay Monthly Base Rent, in the amount specified in the Basic Lease Information on the first day of each month, in advance, in lawful money of the United States (without any prior demand therefor and without deduction or offset whatsoever, except as expressly provided in Paragraphs 21 and 22) to Landlord or its Managing Agent at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord or its Managing Agent may from time to time designate in writing.
(b)    Additional Charges for Expenses and Taxes. In addition, to Monthly Base Rent, commencing on the Commencement Date Tenant shall pay to Landlord all Additional Charges (as defined below) as and when payable as provided in this Paragraph 4(b), at the place where the Monthly Base Rent is payable, and Landlord shall have the same remedies for a Default (as defined in Paragraph 20(a)) in the payment of Additional Charges as for a Default in the payment of Monthly Base Rent.
(i)    Definitions of Additional Charges: For purposes of this Paragraph 4(b), the following terms shall have the meanings hereinafter set forth:
(A)    “Additional Charges” shall mean with respect to each Building included in the Premises, Tenant’s Share of Expenses and Real Estate Taxes that are attributable to such Building, which will

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

be payable Tenant pursuant to Paragraph 4(b)(iii) and Paragraph 4(b)(ii), respectively (the foregoing collectively sometimes being referred to herein as “Additional Charges for Expenses and Taxes”), and all other charges and other amounts whatsoever payable by Tenant under this Lease.
(B)    “Tax Year” shall mean each twelve (12) consecutive month period commencing January 1st of the calendar year during which the Commencement Date of this Lease occurs.
(C)    “Tenant’s Share” shall mean, with respect to each Building, the percentage figure specified in the Basic Lease Information.
(D)    “Real Estate Taxes” shall mean, with respect to each Building, the “Building Share” (as defined in clause (E) below) of all taxes, assessments and charges levied upon or with respect to the Project or any personal property of Landlord used in the operation of thereof, or Landlord’s interest in the Project or such personal property. Real Estate Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Project (provided, however, that any refunds of Real Estate Taxes paid by Tenant (as part of Tenant’s Share of Real Estate Taxes) shall be credited against Tenant’s further obligation to pay Real Estate Taxes during the Term), service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease, or any other lease of space in the Project, or on the use or occupancy of the Project or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Project, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or any other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include franchise, transfer, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Additionally, Real Estate Taxes shall not include any assessments or like charges to pay for any remediation of contamination from any Hazardous Substance (which are not the liability of Tenant pursuant to Paragraph 35 hereof). Real Estate Taxes also shall not include any taxes attributable to any new construction on the Project that increases the rentable area of the Project, or any increase in any Real Estate Taxes directly attributable to such new buildings or improvements; provided, however, that Real Estate Taxes shall include any new taxes or increases in Real Estate Taxes attributable to any new construction, buildings or improvements that are used for parking or other Common Area uses (or the proportionate amount of any such new taxes or increase attributable to the portion of any new construction, buildings or improvements used for parking or other Common Area uses). Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes; provided that such fees, costs and disbursements do not exceed the actual savings in Real Estate Taxes obtained by Tenant over the Term of the Lease. If any assessments are levied on the Project, Tenant shall have no obligation to pay more than Tenant’s Share of that amount of annual installments of principal and interest that would become due during the Lease Term had Landlord elected to pay the assessment in installment payments, even if Landlord pays the assessment in full.
(E)    “Building Share” shall mean, with respect to each Building, the Rentable Area in such Building, divided by the rentable area in the Project, as determined by Landlord in its reasonable discretion. Initially, the Building Share for each Building shall be as shown in the Basic Lease Information, which is calculated based on a total rentable area in the Project, inclusive of the rentable area contained within the Buildings, of 148,593 square feet.
(F)    “Expenses” shall mean, with respect to each Building, the total costs and expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the applicable Building and Common Area, including, without limitation, (i) the cost of air conditioning, electricity, steam, heating, mechanical, ventilating, elevator systems and all other utilities, to the extent provided by Landlord, and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of repairs

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

and general maintenance and cleaning; (iii) the Building Share of the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake (if Landlord elects to obtain it) and other insurance obtained by Landlord in connection with the Project, all including, without limitation, insurance premiums and any deductible amounts paid by Landlord, including, without limitation, the insurance required by Paragraph 11(e); (iv) fees, charges and other costs, including management fees, consulting fees, legal fees and accounting fees, fees of all independent contractors engaged by Landlord directly related to the operation of the Building or reasonably charged by Landlord if Landlord performs management services in connection with the Building (though the management fee shall not exceed the cap noted in the following paragraph); (v) the cost of any capital improvements made to the Building, and the Building Share of the cost of any capital improvements made to the Common Area, after the date of this Lease (a) as a labor saving device or to effect other economies in the operation or maintenance of the Building or Common Area (from which a reasonable person would anticipate that savings would actually result), (b) to repair or replace capital items which are no longer capable of providing the services required of them (other than in connection with a casualty which is addressed by Paragraph 21), or (c) that are made to the Building or Common Area after the date of this Lease and are required under any Laws (as defined in Paragraph 6) (excluding, however, any capital improvements required by Laws that are Tenant’s responsibility under Paragraph 6, which shall be paid directly by Tenant pursuant to Paragraph 6), where such capital improvements were not required under any such Laws to be completed with respect to the Building or Common Area prior to the date the Lease was executed or which requirement was triggered by any event occurring after the date of this Lease; and the cost of capital improvements incurred by Landlord, which are the responsibility of Tenant pursuant to this Lease, shall be amortized over the useful life of the capital item in question as determined in accordance with generally accepted accounting principles (“GAAP”), together with interest on the unamortized balance at the greater of (x) the rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; or (y) 8% per annum; and (vi) any other expenses of any other kind whatsoever incurred in managing, operating, maintaining and repairing the Building, including, but not limited to, costs incurred pursuant to the Encumbrances and the Building’s Share of Project Common Expenses. “Project Common Expenses” shall mean any expenses paid or incurred by Landlord in connection with the management, operation, maintenance and repair of the Common Area in the Project and any other Expenses paid or incurred by Landlord for the benefit of the Project as a whole, including, but not limited to, the cost of maintaining the surface parking areas and facilities located in the Common Area and landscaping, and utility costs attributable to the Common Area. Tenant shall also pay its pro rata share of Expenses attributable to the Parking Garage, based on the ratio of (i) the aggregate number of spaces in the Parking Garage which are allocated for the use of Tenant to (ii) the total number of parking spaces which are located within the Parking Garage. In addition, Tenant shall pay its pro rata share (as determined from time to time) of Expenses attributable to the existing second floor walkway between Building 2 and Building 3 (the “Elevated Walkway”) based the ratio of the Rentable Area then included in the Premises to the Rentable Area of both Buildings (for the avoidance of doubt, after the Building 3 Commencement Date Tenant’s pro rata share of Expenses attributable to the Elevated Walkway will be 100%).
Notwithstanding anything to the contrary herein contained, Expenses shall not include, and in no event shall Tenant have any obligation to pay for pursuant to this Paragraph 4 or Paragraph 8(c) (except as expressly provided in (mm) below), (aa) the construction cost of any new buildings or improvements on the Project that increase the rentable area of the Project (or any additional operating expenses incurred during the course of construction and as a direct result of such construction); (bb) any rent payable pursuant to the Ground Lease, or any debt service (including, but without limitation, interest and principal) required to be made on any mortgage or deed of trust recorded with respect to either Building and/or the real property on which the Building is located other than interest payable pursuant to Paragraph 4(b)(1)(F)(v) above; (cc) the cost of special services, goods or materials provided to any tenant; (dd) depreciation; (ee) the portion of a management fee paid to Landlord or any affiliate of Landlord in excess of three percent (3%) of Monthly Base Rent; (ff) costs occasioned by Landlord’s fraud or willful misconduct under applicable laws; (gg) costs for which Landlord has a right of and has received reimbursement from others, including without limitation costs that are covered by third party warranties or subject to reimbursement from other tenants or insurance companies; (hh) environmental pollution remediation related costs for which Landlord has indemnified Tenant pursuant to Paragraph 35(c); (ii) advertising or promotional costs; (jj) leasing commissions; (kk) any costs and expenses associated with the operation of the business of the legal entity which constitutes Landlord (as opposed to the operation of the Building or the Project), including, without limitation, disputes between partners, sale or financing matters, legal entity accounting, income taxation matters and disputes with employees; (ll) legal fees and expenses associated with the enforcement, negotiation or amendment of leases with respect to the Project or disputes with tenants under any such leases; (mm) repair,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

replacement and upgrades to the structural elements of the Building, other than any capital improvements described in Paragraphs 4(b)(l)(F)(v) above and costs for which Tenant is expressly obligated pursuant to Paragraph 8(c). All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord’s business). Expenses shall not include specific costs incurred for the account of, separately billed to and paid by specific tenants.
(G)    “Expense Year” shall mean each twelve (12) consecutive month period commencing January 1 of the calendar year during which the Commencement Date of the Lease occurs.
(ii)    Payment of Real Estate Taxes: Commencing on the Commencement Date for each Building, Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of Tenant’s Share of Real Estate Taxes attributable to such Building for each Tax Year on or before the first day of each month during such Tax Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after Landlord has received the tax bills for any Tax Year, Landlord shall furnish Tenant with a statement (herein called “Landlord’s Tax Statement”) setting forth the amount of Real Estate Taxes for such Tax Year, and Tenant’s Share thereof. If the actual Tenant’s Share of Real Estate Taxes for such Tax Year exceed the estimated Real Estate Taxes paid by Tenant for such Tax Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Real Estate Taxes within thirty (30) days after the receipt of Landlord’s Tax Statement, and if the total amount paid by Tenant for any such Tax Year shall exceed the actual Tenant’s Share of Real Estate Taxes for such Tax Year, such excess shall be credited against the next installment of Real Estate Taxes due from Tenant to Landlord hereunder. If it has been determined that Tenant has overpaid Real Estate Taxes during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the Expiration Date. No delay by Landlord in providing a Landlord’s Tax Statement shall be deemed a default by Landlord or a waiver of Landlord’s right to require payment of the actual or estimated sums of Tenant’s Share of Real Estate Taxes that are payable by Tenant under this Lease.
(iii)    Payment of Expenses: Commencing on the Commencement Date for each Building, Tenant shall pay to Landlord as Additional Charges one-twelfth (1/12th) of Tenant’s Share of the Expenses attributable to such Building for each Expense Year on or before the first day of each month of such Expense Year, in advance, in an amount reasonably estimated by Landlord and billed by Landlord to Tenant, and Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each Expense Year, Landlord shall furnish Tenant with a statement (herein called “Landlord’s Expense Statement”), setting forth in reasonable detail the Expenses for such Expense Year and Tenant’s Share thereof. If the actual Tenant’s Share of Expenses for such Expense Year exceed the estimated Tenant’s Share of Expenses paid by Tenant for such Expense Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Tenant’s Share of Expenses within thirty (30) days after the receipt of Landlord’s Expense Statement, and if the total amount paid by Tenant for any such Expense Year shall exceed the actual Tenant’s Share of Expenses for such Expense Year, such excess shall be credited against the next installment of the estimated Tenant’s Share of Expenses due from Tenant to Landlord hereunder. If it has been determined that Tenant has overpaid Expenses during the last year of the Lease Term, then Landlord shall reimburse Tenant for such overage on or before the thirtieth (30th) day following the Expiration Date. No delay by Landlord in providing a Landlord Expense Statement shall be deemed a default by Landlord or a waiver of Landlord’s right to require payment of the actual or estimated sums of Tenant’s Share of Expenses that are payable by Tenant under this Lease.
(iv)    Other: To the extent any item of Real Estate Taxes or Expenses is payable by Landlord in advance of the period to which it is applicable (e.g. insurance and tax escrows required by any Mortgagee), or to the extent that prepayment is customary for the service or matter, Landlord may (i) include such items in Landlord’s estimate for periods prior to the date such item is to be paid by Landlord and (ii) to the extent Landlord has not collected the full amount of such item prior to the date such item is to be paid by Landlord, Landlord may include the balance of such full amount in a revised monthly estimate for Additional Charges. If the Commencement Date or Expiration Date shall occur on a date other than the first day of a Tax Year and/or Expense Year, Tenant’s Share of Real Estate

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Taxes and Expenses, for the Tax Year and/or Expense Year in which the Commencement Date or Expiration Date occurs shall be prorated.
(v)    Audit: Within ninety (90) days after receipt of any Expense Statement or Tax Statement from Landlord, Tenant shall have the right, at Tenant’s sole cost, to examine Landlord’s books and records relating to such Expense Statement or Tax Statement, and/or commence to cause an independent audit thereof to be conducted by an accounting firm to be selected by Tenant and subject to the reasonable approval of Landlord, in each case at Landlord’s or Landlord’s manager’s office where such books and records are physically located. If the audit conclusively proves that Tenant has overpaid either Expenses or Real Estate Taxes by more than five percent (5%), Tenant shall notify Landlord within such ninety (90) day period after the date the applicable Expense Statement or Tax Statement was received by Tenant, and then Landlord shall promptly reimburse Tenant for (i) such overage and (ii) all actual out-of-pocket costs incurred by Tenant associated with such audit up to a maximum amount of $5,000. If Tenant fails to object to any such Expense Statement or Tax Statement, or if Tenant objects to any statement or requests an audit but then fails to complete the audit, within ninety (90) days after receipt of the applicable statement, such Expense Statement and/or Tax Statement shall be final and shall not be subject to any audit, challenge or adjustment by Tenant. All of the information obtained through any audit by Tenant and any compromise, settlement or adjustment reached between Landlord and Tenant relative to the results of such audit shall be held in strict confidence by the Tenant. Tenant shall continue to make all Rent payments hereunder (including without limitation payments of Additional Charges for Expenses and Real Estate Taxes) during any such audit period and pending resolution of any dispute between Landlord and Tenant.
(c)    “Rent”. As used herein, the term “Rent” shall include all Monthly Base Rent and Additional Charges (including, without limitation, Additional Charges for Real Estate Taxes and Expenses pursuant to Paragraph 4(b), and Additional Charges pursuant to Paragraphs 4(d), 7(b) and (c), 8(c), 9, 11(d), and 24). If the Commencement Date for either Building occurs on a day other than the first day of a calendar month, or the Expiration Date occurs on a day other than the last day of a calendar month, then the Monthly Base Rent and Additional Charges for such fractional month shall be prorated on a daily basis. An amount equal to one month’s Monthly Base Rent and Additional Charges for Expenses and Taxes, as reasonably estimated by Landlord, shall be due upon execution of this Lease.
(d)    Late Charges. Tenant recognizes that late payment of any Monthly Base Rent or Additional Charges will result in administrative expenses to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Tenant fails to pay any installment of Monthly Base Rent or Additional Charges within three (3) days after it is due, then the amount of such unpaid Monthly Base Rent or Additional Charges shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent Monthly Base Rent or Additional Charges. In addition, any outstanding Monthly Base Rent, Additional Charges, late charges and other outstanding amounts shall accrue interest at an annualized rate of the lesser of (i) the greater of, 10% or The Federal Reserve Discount Rate plus 5%, or (ii) the maximum rate permitted by law (the “Default Rate”), until paid to Landlord. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph 4(d) in no way relieve Tenant of the obligation to pay Monthly Base Rent or Additional Charges on or before the date on which they are due, nor do the terms of this Paragraph 4(d) in any way affect Landlord’s remedies under this Lease or applicable Laws if any Rent is unpaid after the date due.
5.    RESTRICTIONS ON USE. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them, nor use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises.
6.    COMPLIANCE WITH LAWS.
(a)    Tenant’s Compliance Obligations.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(i)    Tenant shall not use the Premises or permit anything to be done in or about the Premises, or do or permit anything to be done by Tenant or any of Tenant’s employees, agents, affiliates, principals, licensees, assigns, subtenants, successors, contractors or invitees (each of the foregoing including Tenant, a “Tenant Party” and collectively, the “Tenant Parties”) within the portions of the Project outside the Premises, which will in any way conflict with any Laws (as defined below), and Tenant shall promptly, at its sole expense, maintain the Premises, the Tenant Improvements and any Alterations (as defined in Paragraph 7 below) permitted hereunder and Tenant’s use and operations thereon in strict compliance at all times with all Laws; provided, however, that Tenant’s obligation to comply with Laws relating to Hazardous Substances is subject to the terms and conditions of Paragraph 35, and Tenant shall not be responsible for compliance with clean-up provisions of any Laws with respect to Hazardous Substances except to the extent of any release caused by any Tenant Party or otherwise included in Tenant’s indemnity contained in Paragraph 35. ‘“Laws” shall mean any and all present and future laws, statutes, ordinances, resolutions, regulations, proclamations, orders or decrees of any municipal, county, state or federal government or other governmental or regulatory authority with jurisdiction over the Project, or any portion thereof, whether currently in effect or adopted in the future and whether or not in the contemplation of the parties hereto, and shall include, without limitation, all Laws relating to health and safety (including, without limitation, the California Occupational Safety and Health Act of 1973 and the California Safe Drinking Water and Toxic Enforcement Act of 1986, including posting and delivery of notices required by such Laws with respect to the Premises), disabled accessibility (including, without limitation, the Americans with Disabilities Act, 42 U.S.C. section 12101 et seq.), Hazardous Substances, and all present and future life safety, fire, sprinkler, seismic retrofit, transportation demand and management plan, building code and municipal code requirements. Tenant shall promptly deliver to Landlord a copy of any notice received from any governmental agency in connection with the Premises. Any alterations that are Tenant’s responsibility pursuant to this Paragraph 6(a) shall be made in accordance with Paragraph 7 below, at Tenant’s sole cost. The parties acknowledge and agree that Tenant’s obligation to comply with all Laws as provided in this Paragraph 6(a) (subject to the limitations contained in Paragraph 6(a)(ii)) is a material part of the bargained-for consideration under this Lease. Tenant’s obligations under this Paragraph 6(a) and under Paragraph 8(c) below shall include, without limitation, the responsibility of Tenant to make substantial or structural repairs and alterations to the Premises to the extent provided above, regardless of, among other factors, the relationship of the cost of curative action to the Rent under this Lease, the length of the then remaining Term hereof, the relative benefit of the repairs to Tenant or Landlord, the degree to which the curative action may interfere with Tenant’s use or enjoyment of the Premises, and the likelihood that the parties contemplated the particular Law involved.
(ii)    Notwithstanding Paragraph 6(a)(i), Landlord, and not Tenant, shall be responsible for:
(A)    correcting any condition with respect to the Common Area, exterior of either Building, structural portions of either Building (including structural portions of the Premises, but excluding any Tenant Improvements and Alterations which are of a “structural” nature but not part of the Building structure), or Building Systems that is in violation of applicable Laws, subject to Tenant’s obligation to pay Tenant’s Share of such costs to the extent they are included as Expenses under Paragraph 4(b)(i)(F), and
(B)    correcting any condition with respect to either Building which is in violation of applicable Laws as of the Delivery Date of such Building, unless in either case the requirement that such condition be corrected is triggered by (I) the installation, use or operation of the Tenant Improvements, any Alterations, or any of Tenant’s Trade Fixtures or personal property; (II) the negligent or intentional acts or omissions of any of the Tenant Parties; or (III) the particular use or particular occupancy or manner of use or occupancy of the Premises by the Tenant Parties (not applicable to office space in general), or by the cumulative effect of (I), (II) and/or (III) collectively, in which event Tenant, and not Landlord, shall be responsible for correcting such condition at Tenant’s sole cost.
(b)    Insurance Requirements. Tenant shall not do or permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project or any of its contents (unless Tenant agrees to pay for such increase) or cause a cancellation of any insurance on the Project or otherwise violate any requirements, guidelines, conditions, rules or orders with respect to such insurance.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Tenant shall at its sole cost and expense promptly comply with the requirements of the Insurance Services Office (ISO), board of fire underwriters, or other similar body now or hereafter constituted relating to or affecting Tenant’s use or occupancy of the Project (other than in situations where compliance involves repair, maintenance or replacement of items that Landlord is expressly required to repair, maintain or replace under this Lease).
(c)    No Limitation on Obligations. The provisions of this Paragraph 6 shall in no way limit Tenant’s maintenance, repair and replacement obligations under Paragraph 8 or Tenant’s obligation to pay Expenses under Paragraph 4(b).
(d)    Conclusiveness. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has so violated any such Law shall be conclusive of such violation as between Landlord and Tenant.
7.    ALTERATIONS.
(a)    Landlord Consent. Tenant shall not make or suffer to be made any alterations, additions or improvements (collectively, “Alterations”), in, on or to the Premises or any part thereof without the prior written consent of Landlord in Landlord’s sole discretion. Tenant’s request for approval of any proposed Alterations shall be accompanied by a full set of complete plans and specifications for such proposed Alterations for Landlord’s review. If Landlord fails to approve or disapprove any proposed Alterations within fifteen (15) business days after receipt of Tenant’s written request for approval, Landlord shall be deemed to have disapproved such Alterations. Any Alterations in, on or to the Premises, except for Tenant’s Trade Fixtures, shall be the property of Tenant during the Term and shall become Landlord’s property at the end of the Term without compensation to Tenant. “Trade Fixtures” shall mean, collectively, any trade fixtures, furniture and trade equipment installed by the Tenant which may be removed from the Premises without injury thereto (including, without limitation, demountable partitions, computer racking and similar demountable fixtures, but excluding wiring, conduit and fiberoptic cabling and similar infrastructure related to telephone, telecommunications or similar communications systems which shall be considered “Alterations” for purposes of this Paragraph 7 and Paragraph 25). Tenant’s Trade Fixtures shall remain the property of the Tenant and shall be removed by the Tenant, at the Tenant’s sole cost and expense, from the Premises upon the expiration or earlier termination of this Lease.
(b)    Permitted Alterations. Notwithstanding anything to the contrary set forth in Paragraph 7(a), Tenant may perform non-structural Alterations to the Premises, subject to the terms of this Lease, without Landlord’s consent, provided that the cost of said non-structural alterations as evidenced by Tenant do not exceed $20,000 in any twelve month period or $100,000 in the aggregate over the Term of this Lease, and provided further that such non-structural alterations (i) will not impair the structural integrity of the Buildings, (ii) will not adversely affect any of the building systems serving the Premises or Buildings, (iii) will not be visible from the exterior of the Buildings, and (iv) will be consistent and compatible, functionally and aesthetically, with Tenant Improvements and Alterations previously approved by Landlord (the foregoing being defined as the “Permitted Alterations”).
(c)    Construction of Alterations. Any Alterations by Tenant consented to by Landlord pursuant to Paragraph 7(a) shall be made by Tenant, at Tenant’s sole cost and expense, in accordance with plans and specifications reasonably approved by Landlord, and with a contractor designated by Tenant and approved in writing by Landlord. With respect to any Alterations that affect the structure of either Building or the Building Systems, at Landlord’s option the Alterations shall be made by Landlord, or by a contractor specified by Landlord, for Tenant’s account and Tenant shall reimburse Landlord for the cost thereof (including a reasonable charge for Landlord’s supervision and administration of such work), as an Additional Charge, within twenty (20) days after receipt of a statement from Landlord therefor.
(d)    Landlord Review. Tenant shall reimburse Landlord upon demand for any reasonable out-of-pocket expenses incurred by Landlord in connection with the review of any proposed Alterations made by Tenant, including fees charged by Landlord’s contractors or consultants to review plans and specifications, and such obligation shall be an Additional Charge. Landlord’s consent to any Alterations shall not obligate Landlord to repair, maintain,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

insure or otherwise assume any responsibility or liability with respect to any such Alteration. In addition, notwithstanding Landlord’s review, Tenant and not Landlord shall be responsible for compliance of the Alterations, and plans and specifications therefor (including, without limitation, Tenant’s plans and specifications for the Alterations), with all applicable Laws, and Landlord shall not be responsible for any omissions or errors therein.
(e)    Restoration. Landlord and Tenant acknowledge that Tenant’s obligations with respect to any removal of Tenant Improvements and related restoration and repair of the Premises are governed by that certain work letter attached hereto as Exhibit B (the “Work Letter”). In connection with its approval of any Alterations (other than the Tenant Improvements), Landlord shall, within fifteen (15) business days after Tenant’s specific written request made at the time Tenant requests Landlord’s approval of such Alterations (any such specific request by Tenant, a “Removal Determination Request”), but subject to the provisions below, expressly designate in writing which Alterations or components of Alterations may remain in the Premises upon the expiration or sooner termination of this Lease. If Landlord does not expressly indicate that any portion or component of the Alterations described in the Removal Determination Request may remain, then Landlord may require that such portion of component of the Alterations be removed from the Premises at the expiration or earlier termination of the Lease Term; provided, however, that if Landlord fails to respond to a Removal Determination Request within such 15 business day period) then Tenant may send a subsequent written notice to Landlord renewing the Removal Determination Request, and if Landlord fails to respond to the subsequent Removal Determination Request within an additional 5 business day period (but has otherwise approved the Alterations pursuant to Paragraph 7(a)), then such Alterations may remain in the Premises upon the expiration or sooner termination of this Lease, provided that the second Removal Determination Request expressly notes in capitalized, boldfaced language that Landlord’s failure to respond will mean Landlord has waived its right to request removal of all such Alterations. Without limiting Landlord’s right to require removal of any Alterations (including Permitted Alterations), in Landlord’s sole discretion, Landlord shall be entitled to require removal of Alterations that, in Landlord’s judgment, (i) are non‑standard office improvements that are not consistent with other upscale professional services office space within comparable Class A office buildings in the Stanford Research Park and University Circle, (ii) affect the structure of the Building or the Building Systems; or (iii) would have no value, or would have negative value, to a future tenant. Without limiting the foregoing, Landlord may require removal of Tenant’s signage, electrical or telecommunications risers and conduits, cables and lines installed by or on behalf of Tenant, raised flooring, heat pumps, supplemental air conditioning equipment, UPS systems, rolling files or storage units and any accompanying structural steel reinforcements at the expiration or earlier termination of the Lease Term. Any obligation of Tenant to remove Alterations pursuant to this Paragraph 7(d) shall also require Tenant to repair any damage resulting to the Premises in connection with the removal of such Alterations. For avoidance of doubt, Tenant shall not be obligated to remove any Landlord-approved Tenant Improvements or Alterations from the Premises at the expiration of the Lease Term that Landlord has specifically designated in writing may remain in the Premises pursuant to this Paragraph 7(d) or Paragraph 2(d) of the Work Letter, or that are the subject of a second Removal Determination Request to which Landlord does not respond within 5 business days.
8.    REPAIR AND MAINTENANCE.
(a)    Landlord’s Obligations. Landlord shall be responsible for the following repair, replacement and maintenance obligations: (i) maintenance and repair of the exterior, roof and structural portions of the Buildings (including load bearing walls and foundations); (ii) repair and maintenance of the elevators and base building systems for mechanical, electrical (connection to the main panel installed in each Building), HVAC (stubbed to the Building) and plumbing, and all controls appurtenant thereto (collectively, “Building Systems”); (iii) repair, replacement and maintenance of Common Area, Parking Garage, and Elevated Walkway; and (iv) structural alterations to the Buildings required under applicable Laws to the extent not the responsibility of Tenant pursuant to Paragraphs 6 or 7 hereof. Landlord’s obligations under this Paragraph 8(a) with respect to any particular repair, replacement or maintenance requirement (other than general maintenance of the Common Area, in the ordinary course of business) shall not commence until Tenant notifies Landlord in writing of any circumstances that Tenant believes may trigger Landlord’s obligations. Tenant shall cooperate with Landlord in connection with Landlord’s repair, maintenance and replacement activities pursuant to this Paragraph 8(a) both within the Premises and in the Common Area, including, without limitation, by cooperating in any parking restrictions and limitations and/or other restrictions and limitations on use of the Common Area during such activities. Landlord shall use commercially reasonable efforts to minimize

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

interference with Tenant’s access to and use of the Premises in accordance with this Lease during any repairs, maintenance, alteration or improvement in or to any portion of the Project and/or the Premises.
(b)    Tenant’s Obligations. Tenant shall maintain, repair and replace (as necessary), at its sole cost and expense, all portions of the Premises that are not Landlord’s obligations under Paragraph 8(a) in good working order and first class condition, including, without limitation, the interior portion of each Building, the Tenant Improvements, the Alterations, and any additional tenant improvements, alterations or additions installed by or on behalf of Tenant within the Premises (including without limitation any supplemental air conditioning units required pursuant to Paragraph 13(c) or otherwise for Tenant’s use of the Premises), to the extent necessary to maintain the Premises in the same condition as exists upon completion of the Tenant Improvements in compliance with the Work Letter. Tenant shall be responsible for the expense of installation, operation, and maintenance of its telephone and other communications cabling from the point of entry into the Premises and throughout the Premises; though Landlord shall have the right to perform such work on behalf of Tenant in Common Area, and Tenant shall reimburse Landlord for the costs thereof (including a reasonable charge for Landlord’s supervision and administration of such work) as an Additional Charge. Tenant’s obligations under this Paragraph 8(b) include, without limitation, the replacement, at Tenant’s sole cost and expense, of any portions of the Premises that are not Landlord’s express responsibility under Paragraph 8(a), if it would be commercially prudent to replace, rather than repair, such portions of the Premises, regardless of whether such replacement would be considered a capital expenditure. Tenant hereby waives and releases its right to make repairs at Landlord’s expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect. In addition, Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.
(c)    Additional Obligations of Tenant. The purpose of Paragraphs 8(a) and 8(b) is to define the obligations of Landlord and Tenant to perform various repair and maintenance functions; the allocation of the costs therefor are covered under this Paragraph 8(c) and Paragraph 4. Tenant shall be responsible for Tenant’s Share of all costs incurred by Landlord in connection Landlord’s obligations under Paragraph 8(a), which costs shall be payable by Tenant as Additional Charges in accordance with Paragraph 4(b) to the extent they are properly included in Expenses thereunder. In addition, Tenant shall pay all costs incurred in connection with Tenant’s obligations under Paragraph 8(b). Further, notwithstanding anything to the contrary in this Paragraph 8 or elsewhere in this Lease, Tenant shall bear the full cost of repairs or maintenance, interior or exterior, structural or otherwise, to preserve each Building in good working order and first-class condition, arising out of (i) the existence, installation, use or operation of the Tenant Improvements, any Alterations, or any of Tenant’s Trade Fixtures or personal property; (ii) the moving of Tenant’s property or fixtures in or out of the Building or Project or in and about the Premises; (iii) the acts, omissions or negligence of any of the Tenant Parties, or (iv) the particular use or particular occupancy or manner of use or occupancy of the Premises by Tenant or any such person. All costs payable by Tenant in connection therewith, to the extent such costs are incurred by Landlord but payable by Tenant, shall be considered Additional Charges and shall be payable to Landlord by Tenant on demand with interest at the Default Rate accruing from the date Landlord incurs such costs. Any Alterations required with respect to Tenant’s responsibilities pursuant to this Paragraph 8(c) shall be made in accordance with Paragraph 7.
(d)    No Abatement. Except to the extent any claims arising from any of the foregoing are reimbursed by rental abatement insurance proceeds actually received by Landlord (taking into account any deductible amounts or time periods with respect to such insurance), there shall be no abatement of Rent with respect to, and Landlord shall not be liable for any injury to or interference with Tenant’s business arising from, any repairs, maintenance, alteration or improvement in or to any portion of the Project, including the Premises, or in or to the fixtures, appurtenances and equipment therein.
9.    LIENS. Tenant shall keep the Premises and Project free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. In the event that Tenant shall not, within twenty (20) days after Tenant receives notice of the imposition of any such lien (or within such earlier period of time as required by any Mortgagee), cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered Additional Charges and shall be payable to Landlord by Tenant on demand with interest at the Default Rate. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project, and any other party having an interest therein, from mechanics’ and materialmen’s liens, and Tenant shall give written notice to Landlord at least fifteen (15) days’ prior to commencement of any construction on the Premises.
10.    ASSIGNMENT AND SUBLETTING.
(a)    Landlord’s Consent Required. Except as otherwise provided in this Paragraph 10, Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant’s leasehold estate hereunder (collectively, “Assignment”), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises or any portion thereof (the foregoing, including without limitation any license or use agreement, any sub-sublease or subsequent subletting by any subtenant, sub-subtenant or other occupant of any portion of the Premises, and similar occupancy rights, collectively, “Sublease”), without Landlord’s prior written consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. Without otherwise limiting the criteria upon which Landlord may withhold its consent to any proposed Sublease or Assignment, Landlord’s withholding of consent shall be presumptively reasonable where either: (i) the creditworthiness of the proposed sublessee or assignee is not acceptable to Landlord, in Landlord’s reasonable discretion, or to any Mortgagee; or (ii) the proposed sublessee’s or assignee’s use of the Premises is not in compliance with the Permitted Use as described in the Basic Lease Information or may violate or create a potential violation of Laws or third party agreements (including leases) affecting the Project, or will involve the storage, use or disposal of Hazardous Substances other than as expressly allowed by this Lease; or (iii) if at the time of Tenant’s request for consent the Landlord either has available space for lease in the Project or anticipates that there will be available space in the Project within the subsequent six (6) months, and if the proposed subtenant or assignee is a then-existing tenant or occupant of the Project, or is a prospective tenant with whom Landlord is dealing with regard to leasing space in the Project or with whom Landlord has had any dealings within the past six months with regard to leasing space in the Project, or is an affiliate of any such tenant, occupant or prospective tenant; (iv) if the proposed form of Sublease or Assignment does not include the provisions expressly required to be included in any Sublease or Assignment pursuant to this Paragraph 10; or (v) if such Assignment or Sublease is not consented to by the Ground Lessor or any Mortgagee, to the extent such consent is required. Notwithstanding any contrary provision of law, including California Civil Code Section 1995.310, Tenant shall have no right, and Tenant hereby waives and relinquishes any right, to cancel or terminate this Lease in the event Landlord is determined to have unreasonably withheld or delayed its consent to a proposed Transfer. If Landlord consents to the Sublease or Assignment, Tenant may thereafter enter into a valid Sublease or Assignment upon the terms and conditions set forth in this Paragraph 10.
(b)    Request for Consent. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof for which Landlord’s consent is required, it shall first give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee, subtenant or occupant; (ii) the name and nature of the proposed assignee’s, subtenant’s, or occupant’s business to be carried on in the Premises; (iii) the terms and provisions of the proposed Assignment or Sublease; and (iv) such financial and other information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant. Any improvements, additions, or alterations to the Premises or either Building that are required by applicable Laws or are deemed necessary or appropriate by Landlord, in Landlord’s reasonable judgment, as a result of any such Sublease or Assignment including, without limitation, demising walls and/or other improvements, additions or alterations necessary to cause the Premises to be suitable for multiple tenants (all of the foregoing collectively, “Required Sublease Improvements”), shall be installed and provided by Tenant (or, at Landlord’s sole option, by Landlord but at Tenant’s expense), without cost or expense to Landlord. Landlord may condition its consent to any proposed Sublease or Assignment on both (x) the construction of Required Sublease Improvements, and (y) a requirement that funds sufficient, in Landlord’s reasonable judgment, to cause the removal of the Required Sublease Improvements and restoration of the Premises to its condition prior to installation of the Required Sublease Improvements upon the earlier of expiration or termination of the Sublease or Assignment or this Lease be provided by Tenant to Landlord upon Landlord’s approval

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

of such Sublease or Assignment, to be held as additional security for Tenant’s obligations to remove the Required Sublease Improvements upon expiration or earlier termination of this Lease as required by Paragraph 25(a). Tenant shall reimburse Landlord upon demand for any reasonable out-of-pocket expenses incurred by Landlord in connection with such review, including reasonable attorneys’ fees, and such obligation shall be an Additional Charge.
(c)    Landlord’s Response/Recapture. At any time within fifteen (15) days after Landlord’s receipt of the notice specified in Paragraph 10(b), Landlord may by written notice to Tenant elect either to (i) consent to the Sublease or Assignment; or (ii) disapprove the Sublease or Assignment. In addition, with respect to any proposed Sublease or Assignment that would commence during an Extension Term (as defined in Paragraph 37), Landlord may elect to terminate this Lease as to the portion of the Premises that is specified in such notice, with a proportionate abatement in Monthly Base Rent and Additional Charges. If Landlord elects to terminate the Lease as to a portion of the Premises pursuant to the immediately preceding sentence, Tenant shall at all times provide reasonable and appropriate access to such portion of the Premises and use of any common facilities within the affected Building(s) (if such sublease is for less than an entire Building). Promptly after request from Landlord, Tenant shall enter into any amendment to this Lease or other documentation reasonably requested by Landlord in connection with any such termination of this Lease as to a portion of the Premises. If Landlord elects to terminate the Lease as to a portion of the Premises pursuant to this Paragraph 10(c), such termination shall be effective sixty (60) days after Landlord’s election, unless otherwise agreed by Landlord and Tenant. Failure by Landlord to either consent to or disapprove, or to elect to terminate as a result of, a proposed Assignment or Sublease within the fifteen (15) day time period specified above shall be deemed to be Landlord’s disapproval thereof and election not to terminate this Lease.
(d)    Bonus Rent. If Landlord consents to the Sublease or Assignment within fifteen (15) days after receipt of Tenant’s notice pursuant to Paragraph 10(b), Tenant may within one hundred twenty (120) days after Landlord’s consent, but not later than the expiration of said one hundred twenty (120) days, enter into such Assignment or Sublease of the Premises or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Paragraph 10(b). However, Tenant shall pay to Landlord fifty percent (50%) of the “Bonus Rent” (as defined below) attributable to such Sublease or Assignment. Tenant shall pay Bonus Rent to Landlord as and when it is received by Tenant, regardless of the time period to which it is attributable. “Bonus Rent” shall mean any rent or other consideration realized by Tenant under any and all Subleases and/or Assignments, including, without limitation, any sums paid for the sale or rental of the Tenant Improvements or any Alterations, that is in excess of the Monthly Base Rent and Additional Charges payable hereunder (or the amount thereof proportionate to the portion of the Premises subject to such Sublease(s) and/or Assignment(s)), after first deducting from such excess any costs payable by Tenant to Landlord pursuant to express provisions of this Lease in connection with Landlord’s review of Tenant’s request for consent to such Sublease(s) or Assignment(s), any reasonable legal fees and costs (up to a maximum of $15,000), and any customary brokers’ commissions that Tenant has incurred in connection with such Sublease or Assignment, all amortized on a straight line basis (without interest) over the term of the Sublease or Assignment in equal monthly installments.
(e)    No Release or Deemed Approval. No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord’s express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Paragraph 10 shall be void and, at the option of Landlord, shall constitute a Default by Tenant under this Lease. The acceptance of Monthly Base Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not be deemed consent to such Assignment or Sublease by Landlord.
(f)    Reorganization; Permitted Transfers. The following shall be deemed a voluntary assignment of Tenant’s interest in this Lease: (i) any dissolution, merger, consolidation, or other reorganization of Tenant; and (ii) if the Tenant is a corporation and the capital stock of Tenant is not publicly traded, the sale or transfer to one person or entity (or group of related persons or entities) of stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Tenant’s stock issued, outstanding and entitled to vote for the election of directors (unless such sale or transfer is solely for the purpose of raising working capital and no one person or entity (or group of related persons or entities) controls more than thirty percent (30%) of the Tenant’s capital stock); and (iii)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

a sale or transfer described in clause (ii) if the Tenant is a corporation and the capital stock of Tenant is publicly traded before, but not after, such sale or transfer. Notwithstanding anything to the contrary contained in this Paragraph 10, Tenant may enter into any of the following transfers (a “Permitted Transfer”) without Landlord’s prior written consent, and such transfers shall not be subject to Landlord’s rights set forth in Paragraphs 10(c) and 10(d), so long as Tenant notifies Landlord promptly following such Permitted Transfer: (1) Tenant may assign its interest in the Lease to a corporation, partnership, professional corporation, limited liability company, or limited liability partnership which results from a stock sale, merger, consolidation or other reorganization (“Transfer Entity”), and a merger or reorganization may occur with respect to Tenant without any assignment of Tenant’s interest in the Lease, in which case Tenant shall be considered the “Transfer Entity” for purposes of this paragraph, so long as the Transfer Conditions (as defined below) are satisfied, and (2) Tenant may assign this Lease to a Transfer Entity which purchases or otherwise acquires all or substantially all of the assets of Tenant, so long as the Transfer Conditions are satisfied.
The “Transfer Conditions” are as follows: (A) the surviving Transfer Entity and/or an Approved Guarantor (as defined below) have an aggregate net worth immediately following such transaction that is equal to or greater than the net worth of Tenant both as of the date of this Lease and as of the date immediately preceding such transaction, and (B) the surviving Transfer Entity and/or an Approved Guarantor have an aggregate cash balance immediately following such transaction that is equal to or greater than fifty percent (50%) of the remaining Rent payments under this Lease as of the effective date of such Permitted Transfer, provided that if the Transfer Entity does not satisfy the condition in (A) or (B) above, then either or both such conditions will be deemed satisfied if, prior to the effective date of such Permitted Transfer, the Tenant amends each of the Letters of Credit and delivers such amendments to Landlord to increase the face amount of the Initial Letter of Credit to [***] and of the Additional Letter of Credit to [***], in which event the provisions of Paragraph 31(b) shall thereafter be deemed deleted and of no further force and effect and Tenant shall have no right to reduce the face amount of either Letter of Credit.
“Approved Guarantor” means an entity or person affiliated with the Tenant and/or Transfer Entity and acceptable to Landlord, in Landlord’s reasonable discretion, which provides a guaranty of this Lease, in form and substance reasonably satisfactory to Landlord, under which the Approved Guarantor guarantees the full payment and performance of the obligations of the Tenant under this Lease.
Notwithstanding any such Permitted Transfer, or any such Assignment that is not a Permitted Transfer to which Landlord consents pursuant to this Paragraph 10, the original Tenant (and any constituent partners, members, shareholders or owners of the original Tenant) that, by virtue of the ownership structure or entity form of Tenant or pursuant to any express provision of this Lease, were liable for Tenant’s obligations hereunder prior to the Permitted Transfer or Assignment, but shall remain liable for performance and compliance with all of the terms, conditions and provisions of this Lease. After a Permitted Transfer or an Assignment to which Landlord consents pursuant to this Paragraph 10, the surviving entity shall promptly execute and deliver to Landlord an agreement in form reasonably satisfactory to Landlord under which such surviving entity assumes the obligations of Tenant hereunder.
(g)    Assumption by Assignee. Each assignee pursuant to an Assignment as provided in this Paragraph 10 shall assume all obligations of Tenant under this Lease that arise or accrue from and after the effective date of such Assignment, and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Base Rent and Additional Charges, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant’s part to be performed for the Term. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument (in recordable form if required by any Mortgagee or ground lessor) that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Paragraph 10(g), but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth herein. Notwithstanding anything to the contrary in this Lease, no Sublease shall be binding on Landlord unless and until Landlord agrees in writing following termination of this Lease to recognize such sublessee (which agreement Landlord shall not be obligated to enter into) and such sublessee agrees in writing to attorn to Landlord on the terms and conditions of the sublease (including the obligations under this Lease to the extent that they relate to the portion of the Premises subleased). Any Sublease entered into by Tenant hereunder shall include an obligation by the sublessee to so attorn to Landlord if Landlord, in Landlord’s sole discretion, elects to recognize such Sublease upon

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

any termination of this Lease and agrees to not disturb subtenant’s rights or possession under the Sublease being recognized, and Landlord’s consent to any Sublease shall be conditioned upon such obligation by the sublessee.
(h)    Affiliate Transfers. Tenant shall have the right, without Landlord’s consent and without triggering Landlord’s rights under Paragraphs 10(c) and 10(d), but with written notice to Landlord at least ten (10) days prior thereto, to enter into an Assignment of Tenant’s interest in the Lease or a Sublease of all or any portion of the Premises to an Affiliate (as defined below) of Tenant, provided that (i) in connection with an Assignment that is not a Sublease, the Affiliate delivers to Landlord concurrent with such Assignment a written notice of the Assignment and an assumption agreement whereby the Affiliate assumes and agrees to perform, observe and abide by the terms, conditions, obligations, and provisions of this Lease arising from and after the effective date of the assignment; and (ii) the assignee or sublessee remains an Affiliate throughout the term of this Lease (and, in connection with an Assignment that is not a Sublease, the assumption agreement shall contain provisions consistent with the provisions of this Paragraph 10(h) allowing Landlord to terminate this Lease at such time as the entity is no longer an Affiliate of the original Tenant). If this Lease is assigned or sublet to an Affiliate and thereafter any circumstance occurs which causes such assignee or sublessee to no longer be an Affiliate of the assigning or subleasing Tenant, Tenant shall give written notice thereof to Landlord, which notice, to become effective, shall refer to Landlord’s right to terminate this Lease pursuant to this Paragraph 10(h) in the event of an Assignment, or to cause Tenant to terminate the Sublease in the event of a Sublease (“Affiliation Termination Notice”). Following the occurrence of the circumstance giving rise to the discontinuation of such assignee or sublessee being an Affiliate (“Affiliate Termination”) of the assigning or subleasing Tenant, Landlord shall be entitled to terminate this Lease in the event of an Assignment, or to cause Tenant to terminate the Sublease in the event of a Sublease, unless Landlord has given its prior written consent to such circumstance., which consent shall not be unreasonably withheld by Landlord so long as, in the event of an Assignment, such assignee (after giving effect to such circumstance) has financial strength (as demonstrated by audited financial statements) equal to or greater than the assigning or subleasing Tenant (including its net worth) as of the date of execution of this Lease, or the assigning or subleasing Tenant executes a guaranty in usual form reasonably acceptable to Landlord (however, this does not imply that Tenant would be released without such guaranty). No Sublease or Assignment by Tenant made pursuant to this Paragraph 10(h) shall relieve Tenant of Tenant’s obligations under this Lease. As used in this Paragraph 10(h), the term “Affiliate” shall mean and collectively refer to a corporation or other entity which controls, is controlled by or is under common control with Tenant, by means of an ownership of either (aa) more than fifty percent (50%) of the outstanding voting shares of stock or partnership or other ownership interests, or (bb) stock, or partnership or other ownership interests, which provide the right to control the operations, transactions and activities of the applicable entity.
(i)    Assignment of Sublease Consideration. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease during the pendency of any Default under this Lease, and agrees that Landlord, as assignee for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord’s application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant’s obligations to Landlord under this Lease during the pendency of any Default under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any Default under this Lease, the right to collect such rents. Any Sublease shall provide that any such subtenant agrees that upon receipt of notice from Landlord directing subtenant to pay the sublease rent directly to Landlord, subtenant shall pay rent due under the Sublease to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment, but the acceptance of any payment on account of rent from any subtenant as the result of any such Default shall in no manner whatsoever serve to release Tenant from any liability under this Lease, except to the extent of the rent so credited.
11.    INSURANCE AND INDEMNIFICATION.
(a)    Landlord Indemnity. To the fullest extent permitted by Law, and except to the extent caused by the negligence or willful misconduct of Tenant Parties or Tenant’s breach of this Lease, Landlord shall indemnify and hold Tenant harmless from and defend Tenant against any and all claims or liability for any loss, injury or damage to any person or property, including any reasonable attorney’s fees (but excluding any loss of business or profits or other consequential damages), occurring in, on, or about the Project to the extent such loss, injury or damage

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

is caused by the gross negligence or willful misconduct of Landlord; provided, however, that (i) the foregoing indemnity shall not include claims to the extent insured or required to be insured by Tenant under this Lease or claims waived by Tenant pursuant to Paragraph 12, and (ii) the foregoing shall not negate, limit or affect any express and/or specific limitation on Landlord’s liability set forth in this Lease including, without limitation, in Paragraph 11(b) and in Paragraph 20(d).
(b)    Tenant Release. To the fullest extent permitted by Law, and notwithstanding anything to the contrary in this Lease, except to the extent caused by the gross negligence or willful misconduct of Landlord or its authorized agents or employees and not covered by insurance required to be carried by Tenant under this Lease, Landlord shall not be liable to Tenant or any third party, and Tenant on behalf of all Tenant Parties hereby waives all claims against Landlord, (i) for any loss, death, injury or damage to person or property caused by or from water leakage of any character from the roof, walls, basement, or other portions of the Premises or the Building, gas, fire, oil, electricity, theft, vandalism, seismic activity, act of God, acts of a public enemy, riot, strike, insurrection, war, terrorist acts, court order, requisition or order of governmental body or authority, regardless of whether the negligence of Landlord or any of its agents or employees was a cause of, or in any way contributed to, such loss, death, injury or damage; or (ii) that occur by reason of the negligence or willful misconduct of Tenant Parties; or (iii) for any damage or inconvenience that may arise through repair, alteration or maintenance of any part of the Project or failure to make any such repair except as expressly otherwise provided in Paragraphs 21 and 22. Notwithstanding anything to the contrary in this Lease, Landlord shall not be liable for any loss, injury or damage arising from any act or omission of any other tenant or occupant of the Project, nor shall Landlord be liable under any circumstances for any injury to or interference with Tenant’s business, or for any lost profits or other consequential damages incurred by Tenant or any other Tenant Parties, including without limitation any loss, claim, cost, expense or damage which would be covered by a standard policy of business interruption insurance, even if caused by the active, passive or gross negligence, or the willful misconduct, of Landlord, its agents or employees. Tenant acknowledges that any casualty insurance carried by Landlord will not cover loss of income to Tenant or damage to the Tenant Improvements or Alterations in the Premises installed by Tenant or Tenant’s Trade Fixtures or personal property located within the Premises. Tenant shall be required to maintain the insurance described in Paragraph 11 (d) below during the Term.
(c)    Tenant Indemnity. To the fullest extent permitted by Law, and except to the extent caused by the gross negligence or willful misconduct of Landlord or its authorized agents or employees and not covered by insurance required to be carried by Tenant under this Lease, Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any loss, injury, death or damage to any person or property whatsoever: (i) occurring in or on the Premises; or (ii) occurring in, on, or about any other portion of the Project to the extent such injury or damage is caused by the negligence or willful misconduct of the Tenant Parties. In addition, and to the fullest extent permitted by Law and except to the extent caused by the gross negligence or willful misconduct of Landlord or its authorized agents or employees and not covered by insurance required to be carried by Tenant under this Lease, Tenant shall indemnify and hold Landlord and the Project harmless from, and defend Landlord and the Project against, any and all claims, liability, losses, costs, damages (including damage to Landlord’s property), injury or expenses (including costs, expenses and attorneys’ fees) arising out of or in any way related to or resulting directly or indirectly from (AA) any breach of this Lease by Tenant, (BB) any matter referred to in Paragraph 11(f), (CC) the conduct of any activities, work or business of Tenant Parties in or about the Project, including, but not limited to any release, discharge, storage or use of any Hazardous Substance, and/or (DD) the condition, use or occupancy of the Premises from and after the Building 2 Delivery Date (with respect to Building 2) or the Building 3 Delivery Date (with respect to Building 3), as applicable. Tenant further shall indemnify and hold Landlord harmless from and defend Landlord against any and all loss, claims, proceedings, cost, damage, injury, causes of action, liabilities or expense arising out of or in any way related to work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with obligations incurred by or performance of any work done for the account of Tenant in the Premises or the Project. In the event of a discrepancy between the terms of this Paragraph 11(c) and the terms of Paragraph 35 of the Lease concerning Hazardous Substance liability, the latter shall control. The foregoing indemnity shall not diminish Landlord’s repair and maintenance responsibilities expressly set forth in this Lease.
(d)    Tenant Insurance Requirements. Tenant shall procure at its cost and expense and keep in effect during the Term the following insurance:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(i)    Commercial general liability insurance with respect to the Premises and Project on an occurrence form, including contractual liability, with a minimum combined single limit of liability of Eight Million Dollars ($8,000,000) per occurrence. The limits of such insurance shall not limit the liability of Tenant hereunder, and Tenant is responsible for ensuring that the amount of liability insurance carried by Tenant is sufficient for Tenant’s purposes.
(ii)    Business interruption insurance, insuring Tenant for a period of twelve (12) months against losses arising from the interruption of Tenant’s business, and for lost profits, and charges and expenses which continue but would have been earned if the business had gone on without interruption, insuring against such perils, in such form and with such deductible amounts as are commercially reasonable.
(iii)    “Special” (also known as “all risk”) property insurance (including, without limitation, boiler and machinery (if applicable); sprinkler damage, vandalism and malicious mischief), with earthquake sprinkler leakage endorsement, insuring the Tenant Improvements, any Alterations, and all of Tenant’s Trade Fixtures and personal property. Such insurance shall be in an amount equal to full replacement cost of the aggregate of the foregoing and shall provide coverage comparable to the coverage in the standard ISO All Risk form, when such form is supplemented with the coverages required herein.
(iv)    During the course of construction of the Tenant Improvements and any Alterations, Tenant shall cause any contractors performing such Tenant Improvements to keep in force Comprehensive Builder’s Risk/Course of Construction insurance, with the same requirements as property insurance policies described above.
(v)    Worker’s compensation insurance and employer’s liability insurance with limits not less than $1,000,000 or such higher amount as may be required by law.
(vi)    Such other insurance as may be required by Laws, or by Landlord to the extent it is commercially reasonable for tenants to be required to carry such other insurance under similar leases with respect to similar property in similar locations.
Insurance required to be carried by Tenant under this Paragraph 11(d) shall be in financially responsible companies licensed to do business in California and rated “A” VII or better in “Best’s Insurance Guide.” In addition, all such insurance shall name Landlord, any Mortgagee, the Ground Lessor, and such other parties as Landlord may request as additional insureds (by endorsement in a form reasonably acceptable to Landlord), shall specifically include the liability assumed hereunder by Tenant, and shall provide that it is primary insurance, and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, shall provide that Landlord and any other additional insured shall receive thirty (30) days’ (ten (10) days’ for nonpayment of premium) written notice from the insurer prior to any cancellation of coverage, and shall be made expressly subject to the provisions of Paragraph 11 of the Ground Lease. Any deductible or self-insurance provisions under any insurance policies maintained by Tenant shall be subject to Landlord’s prior written approval. Tenant shall deliver copies of policies of such insurance and certificates naming the additional insureds thereof to Landlord on or before the Commencement Date, and thereafter at least ten (10) days before the expiration dates of expiring policies. If Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within five (5) days after delivery to Tenant of bills therefor.
(e)    Landlord Insurance. Landlord shall maintain insurance on the Project, including the Buildings (excluding the Tenant Improvements and any Alterations, which shall be insured by Tenant) and the Common Area, against fire and risks covered by “special” coverage (also known as “all risk”) (excluding earthquake and flood, though Landlord, at its sole option, may include this coverage, and Tenant acknowledges that Landlord intends to initially carry such coverage) on a 100% of “replacement cost” basis (though reasonable deductibles may be included under such coverage). Landlord’s insurance shall have a building ordinance provision, and shall provide for rental interruption insurance covering a period of twelve (12) full months. In no event shall Landlord be deemed a co‑insurer under such policy. Landlord shall also maintain commercial general liability insurance with respect to the Project on an occurrence basis in amounts not less than Ten Million Dollars ($10,000,000) per occurrence with respect to bodily

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

injury or death and property damage in the Project. Notwithstanding the foregoing obligations of Landlord to carry insurance, Landlord may modify the foregoing coverages if and to the extent it is commercially reasonable to do so. Tenant acknowledges that, notwithstanding any provision of this Paragraph 11(e) or this Lease, Landlord currently intends to carry earthquake insurance on the Project during the Term of this Lease.
(f)    Disclaimer regarding Security. Tenant acknowledges that even if Landlord installs and operates security cameras, key card access systems, or other security equipment and/or provides any other services that could be construed as being intended to enhance security, Landlord shall have no obligation to Tenant or to any of Tenant’s Parties for any damage, claim, loss or liability related to any claim that Landlord had a duty to provide security or that the equipment or services provided by Landlord were inadequate, inoperative or otherwise failed to provide adequate security. Any such claim made against Landlord by any Tenant Party shall be included within Tenant’s obligation of indemnity and defense set forth in subparagraph (c) above.
(g)    Survival. The provisions of this Paragraph 11 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring or arising prior to such expiration or termination.
12.    WAIVER OF SUBROGATION. Notwithstanding anything to the contrary in this Lease, the parties hereto release each other and their respective principals, affiliates, agents, employees, successors, assignees and subtenants from all liability for loss or damage to the Premises, or any improvements thereto, or the Project or any personal property of such party therein that is caused by or results from a risk (i) that is actually insured against, to the extent of receipt of payment under such policy (unless the failure to receive payment under any such policy results from a failure of the insured party to comply with or observe the terms and conditions of the insurance policy covering such liability, in which event, such release shall not be so limited), (ii) that is required to be insured against under this Lease, or (iii) that would normally be covered by the standard form of “special” or “all risk-extended coverage” property insurance, in each such case without regard to the negligence or willful misconduct of the party so released. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, and other property insurance maintained by either of them at any time during the Term insuring or covering the Premises or the Project or any portion thereof of its contents therein, a waiver of all rights of subrogation which the insurer of one party might otherwise, if at all, have against the other party or against the Ground Lessor, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys’ fees, resulting from the failure to obtain such waiver.
13.    SERVICES AND UTILITIES.
(a)    Landlord’s Responsibilities. Landlord shall provide the maintenance and repairs described in Paragraph 8(a), except for damage occasioned by the act of Tenant or for which Tenant is responsible pursuant to Paragraph 8(c), in which case, but in any event subject to the terms of Paragraph 12 above, such damage shall be repaired by Landlord at Tenant’s expense. In addition, and subject to the provisions elsewhere in this Lease and to the Rules and Regulations, Tenant shall have access to the Premises, and Landlord shall furnish the following services and utilities to the Premises and the Common Area (as applicable), twenty-four (24) hours a day, seven (7) days a week, all consistent with use of the Premises for general office uses: hot and cold water, electricity, heat and air conditioning required in Landlord’s judgment for the comfortable use and occupation of the Premises for general office uses, and elevator service (if the Building has an elevator) which shall mean service either by non-attended automatic elevators or elevators with attendants, or both, at the option of the Landlord. In addition, Landlord shall provide garbage pickup and recycling services for the Buildings and Common Area (but not within the Premises) during the times and in the manner that such services are, in Landlord’s judgment, customarily furnished in comparable office buildings in the immediate market area. Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the Building Systems.
(b)    Tenant’s Responsibilities. Subject to the provisions elsewhere herein contained and to the Rules and Regulations, Tenant shall be responsible for arranging for, and direct payment of any and all cost of, internal security, transportation management programs, telephone, cable and digital communications equipment and services,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

and any and all other utilities and services not provided by Landlord. Landlord shall cooperate in a reasonable manner with Tenant’s efforts to arrange all such services.
(c)    Supplemental Equipment. Wherever heat generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install (or to require that Tenant install) supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.
(d)    No Excessive Load. Tenant will not without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed, use any apparatus or device in the Premises which, when used, puts an excessive load on the Building or its structure or Building Systems, including, without limitation, electronic data processing machines, punch card machines and machines using excess lighting or voltage in excess of the amount required for normal office use or for which the Buildings were designed, which will in any way materially increase the amount of gas, electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes or gas outlets, any apparatus or device for the purposes of using gas, electrical current or water. If Tenant shall require water, electrical current, garbage pickup and recycling, or any other resource, utility or service in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first obtain the consent of Landlord, which Landlord shall not unreasonably withhold, to the use thereof. If applicable, Landlord may cause a special meter or other appropriate equipment to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such excess or other use. The cost of any such meters or equipment and of installation, maintenance and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters or equipment or as otherwise reasonably determined by Landlord, at the rates charged by the local public utility, furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed.
(e)    No Liability. Landlord shall not be in default hereunder, nor be deemed to have evicted Tenant, nor be liable for any damages directly or indirectly resulting from, nor shall Tenant be relieved from performance of any covenant on its part to be performed hereunder, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the foregoing utilities and services; (ii) failure to furnish or delay or interruption in furnishing any services to be provided by Landlord when such failure, delay or interruption is caused by Force Majeure (as defined below), or by the making of repairs or improvements to the Premises or to the Building, or during the continuance of any Default by Tenant hereunder; or (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy, or any other service or utility whatsoever serving the Premises, the Building or the Project. Furthermore, Landlord shall be entitled to cooperate with the mandatory requirements of national, state or local governmental agencies or utilities suppliers in connection with reducing energy or other resources consumption. Landlord shall also be entitled, at Landlord’s sole option, to suspend, discontinue or limit any and all services and utilities hereunder for so long as Tenant is in Default under this Lease. Landlord shall use reasonable diligence to make such repairs as may be required to lines, cables, wires, pipes equipment or machinery within the Project to provide restoration of the services Landlord is responsible for providing under this Paragraph 13 and, where the cessation or interruption of such services has occurred due to circumstances or conditions beyond Project boundaries, to cause the same to be restored by diligent application or request to the provider thereof. In no event shall any mortgagee or beneficiary under any mortgage or deed of trust on all or any portion of the Project, the Building, or the Land (any such mortgagee or beneficiary, a “Mortgagee”) be or become liable for any default of Landlord under this Paragraph 13. “Force Majeure” shall be defined as acts of God or the elements, acts of the government, labor disturbances of any character, shortages of materials or labor, or any other conditions or causes beyond the reasonable control of either Landlord or Tenant, as applicable.
14.    ESTOPPEL CERTIFICATES. Tenant, at any time and from time to time (but subject to the last sentence of this Paragraph 14), within ten (10) business days from receipt of written notice from Landlord, will execute, acknowledge and deliver to Landlord and, at Landlord’s request, to any prospective purchaser, ground or underlying lessor or Mortgagee or any other party acquiring an interest in Landlord, an estoppel certificate of Tenant in a form

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

containing such information as is customary or as may reasonably be required by any of such persons. Landlord, at any time and from time to time (but subject to the last sentence of this Paragraph 14), within ten (10) business days from receipt of written notice from Tenant, will execute and deliver to Tenant an estoppel certificate of Landlord certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which any rent and other charges have been paid in advance, and acknowledging that there are not, to Landlord’s knowledge, any uncured defaults on the part of Tenant or specifying such defaults if they are claimed. It is intended that any such certificate of either party delivered pursuant to this Paragraph 14 may be relied upon by the other party and any prospective purchaser, ground or underlying lessor or Mortgagee, or such other party. Neither party shall be required to provide an estoppel certificate to the other more than one time per calendar year, unless such party is then in default under this Lease, or an event has occurred that with the giving of notice or passage of time would lead to a default by such party, or in connection with a potential sale or refinancing of the Project or an interest in Landlord requesting party, in which events the one time per year limitation shall not apply.
15.    HOLDING OVER. If Tenant (directly or through any successor-in-interest of Tenant) remains in possession of all or any portion of the Premises after the expiration or termination of this Lease without the written consent of Landlord, Tenant’s continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the Monthly Base Rent during Tenant’s holding over shall be one hundred fifty percent (150%) of the Monthly Base Rent and Additional Charges payable in the last full month prior to the termination or expiration of this Lease (subject to a 3% increase on each anniversary of the Building 2 Commencement Date occurring after such holding over begins). In addition to Rent, Tenant shall pay Landlord for all damages proximately caused by reason of the Tenant’s retention of possession. Landlord’s acceptance of Rent after the termination of this Lease shall not constitute a renewal of this Lease, and nothing contained in this provision shall be deemed to waive Landlord’s right of re-entry or any other right hereunder or at law. Tenant acknowledges that, in Landlord’s marketing and re-leasing efforts for the Premises, Landlord is relying on Tenant’s vacation of the Premises on the Expiration Date. Accordingly, Tenant shall indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses, costs, expenses and damages arising or resulting directly or indirectly from Tenant’s failure to timely surrender the Premises, including (i) any loss, cost or damages suffered by any prospective tenant of all or any part of the Premises, and (ii) Landlord’s damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of all or any portion of the Premises by reason of such failure of Tenant to timely surrender the Premises. Upon written request from Tenant received during the last three (3) months of the Lease, Landlord shall advise Tenant whether a new lease, or a letter of intent for a new lease, has been entered into for any portion of the Premises.
16.    SUBORDINATION.
(a)    Mortgages and Encumbrances. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (i) the Encumbrances and all ground leases or underlying leases which may now exist or hereafter be executed affecting the Buildings, the Land or both; (ii) any CC&Rs or other similar Encumbrances, currently in effect or that Landlord may enter into in the future, that affect all or any portion of the Project; and (iii) the lien of any Mortgage which may now exist or hereafter be executed in any amount for which the Buildings, Land, Project, Ground Lease or other underlying leases, or Landlord’s interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such Mortgages or other liens or encumbrances to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any Mortgage is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant, on the terms and conditions of this Lease, of the successor in interest to Landlord at the option of such successor in interest and subject to such successor’s agreement to not disturb Tenant’s possession as provided below in this Paragraph. Notwithstanding anything to the contrary contained herein (but subject to Paragraph 16(b) below), this Lease shall not be subject or subordinate to any ground or underlying lease or to any Mortgage, lien or other security interest affecting the Premises that may be entered into by Landlord after the date of this Lease, unless the ground lessor, Mortgagee or other holder of the interest to which this Lease would be subordinated executes a customary recognition and non-disturbance agreement which provides that Tenant shall be entitled to continue in possession of the Premises on the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

terms and conditions of this Lease if and for so long as Tenant fully performs all of its obligations hereunder. Tenant covenants and agrees to execute and deliver upon demand by Landlord and in the form requested by Landlord, any customary additional documents evidencing the priority or subordination of this Lease with respect to any such future ground leases or underlying leases or the lien of any such Mortgage. Tenant shall execute and deliver any such documents within ten (10) days after Landlord’s written request. In addition, Landlord shall use commercially reasonable efforts to obtain, within thirty (30) days after both Landlord and Tenant execute and deliver this Lease, a customary non-disturbance and attornment agreement (“NDA”) from the holder of the Mortgage that currently encumbers the Building as of the date of this Lease, in form and substance acceptable to the mortgagee under such Mortgage, with such reasonable changes as Tenant shall request and Tenant agrees to execute and deliver any such NDA within ten (10) days after Landlord’s written request; provided, however, that obtaining an NDA shall not be a condition to this Lease.
(b)    Ground Lease. Notwithstanding the provisions of Paragraph 16(a) above to the contrary, specifically with regard to the Ground Lease, this Lease shall be subject and subordinate to the terms, covenants and conditions of the Ground Lease and the rights of the Ground Lessor without the requirement that the Ground Lessor enter into a separate recognition and non-disturbance agreement as contemplated by Paragraph 16(a), provided that upon any termination or surrender of the Ground Lease, at Ground Lessor’s sole option, this Lease shall either terminate automatically, or shall continue in full force and effect and the Tenant shall attorn to or, at the option of Ground Lessor, enter into a direct lease on identical terms (i.e. the terms of this Lease) with, Ground Lessor. Landlord agrees not to terminate the Ground Lease voluntarily, or modify the Ground Lease in a manner that materially adversely affects Tenant’s rights hereunder, and agrees that, so long as Tenant is not in Default hereunder, and no condition has occurred that with the giving of notice or passage of time would constitute a Default by Tenant hereunder, Landlord shall not cause a default under the Ground Lease. Landlord further agrees to promptly provide to Tenant a copy of any written notice of default Landlord receives from Ground Lessor.
17.    RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit “C” and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord (as so modified and amended from time to time, the “Rules and Regulations”). Landlord shall not be responsible for the nonperformance by any other Tenant or occupant of the Building or the Project of any Rules and Regulations. In the event of an express and direct conflict between the terms, covenants, agreements and conditions of this Lease and those set forth in the Rules and Regulations, this Lease shall control.
18.    RE-ENTRY BY LANDLORD. Landlord reserves and shall at all reasonable times, upon twenty-four (24) hours prior notice (except in the case of an emergency), and subject to Tenant’s reasonable security precautions and the right of Tenant to accompany Landlord at all times (except in the case of an emergency), have the right to re-enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, Mortgagees or tenants (as to prospective tenants, only during the last twelve (12) months of the Lease Term), to post notices of nonresponsibility or as otherwise required or allowed by this Lease or by law, and to alter, improve or repair the Premises and any portion of the Building and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord’s entry and acts pursuant to this paragraph and Tenant shall not be entitled to an abatement or reduction of Monthly Base Rent or Additional Charges if Landlord exercises any rights reserved in this paragraph and hereby waives any claim for damages for any disturbance, loss of business, nuisance, injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss arising from Landlord’s entry and acts pursuant to this Paragraph. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portion thereof obtained by Landlord by any of said means, or otherwise, shall not under any emergency circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall use commercially

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

reasonable efforts during re-entry to not unreasonably interfere with Tenant’s Permitted Use of the Premises or its business conducted therein.
19.    INSOLVENCY OR BANKRUPTCY. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization or other debtor relief proceedings, whether now existing or hereafter amended or enacted (any of the foregoing, an “Insolvency Proceeding”), shall at Landlord’s option constitute a breach of this Lease by Tenant; provided that a petition in bankruptcy, or receiver attachment, or other remedy pursued by a third party (without any action or complicity by Tenant) will not constitute a breach so long as it is discharged within sixty (60) days. Upon the happening of any such breach or at any time thereafter, to the extent permitted by applicable law, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization or other debtor relief proceedings.
20.    DEFAULT.
(a)    Tenant Default. The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a “Default” hereunder by Tenant upon expiration of the appropriate grace or cure period provided in this Paragraph 20(a). Tenant shall have a period of three (3) days from the date of written notice from Landlord (which notice shall be deemed to be the notice required by Section 1161 of the California Code of Civil Procedure; provided, however, that no such notice shall be deemed a forfeiture or termination of this Lease unless Landlord expressly so elects in such notice) within which to cure any failure to pay Monthly Base Rent or Additional Charges; provided, however, that Landlord shall not be required to provide such notice more than two (2) times during any two (2) year period during the Term with respect to non-payment of Monthly Base Rent or Additional Charges, the third such non-payment constituting Default without requirement of notice. Tenant shall have a period of thirty (30) days from the date of receipt of written notice from Landlord (which notice shall be deemed to be the notice required by Section 1161 of the California Code of Civil Procedure; provided, however, that no such notice shall be deemed a forfeiture or termination of this Lease unless Landlord expressly so elects in such notice) within which to cure any other curable failure to perform any obligations under this Lease; provided, however, that with respect to any curable failure to perform a non-monetary obligation that cannot reasonably be cured within thirty (30) days, the cure period shall be extended for an additional period of time reasonably required to cause such cure if Tenant commences to cure and provides Landlord with a planned process and expected timing to complete such cure (which shall be reasonably acceptable to Landlord) within thirty (30) days from Landlord’s notice and continues to prosecute diligently the curing thereof to completion consistent with such planned process and expected timing as they may be subsequently revised by Tenant, with Landlord’s approval in Landlord’s reasonable discretion, provided that such cure period shall in no event extend beyond ninety (90) days after Landlord’s notice. Notwithstanding the foregoing, (i) if a specific time for performance or a different cure period is specified elsewhere in this Lease with respect to any specific obligation of Tenant, such specific performance or cure period shall apply with respect to a failure of such obligation in lieu of, and not in addition to, the cure period provided in this Paragraph 20(a); (ii) the cure period specified in Paragraph 24 shall apply with respect to Landlord’s rights to cure Tenant’s failure to perform pursuant to Paragraph 24, and (iii) the cure rights provided in this Paragraph 20(a) shall not extend the specific time for compliance with any required delivery, approval or performance obligation under Paragraph 14, 16 or 32 of the Lease.
(b)    Landlord Remedies. Upon a Default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:
The rights and remedies provided by California Civil Code, Section 1951.2 or successor code section, including but not limited to the right to recover from Tenant: (A) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination; (B) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided; (C) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

proves could be reasonably avoided; and (D) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The “worth at the time of award” of the amounts referred to in (A) and (B) shall be computed with interest at eighteen percent (18%) per annum or the highest lawful rate, whichever is the lower. The “worth at the time of award” of the amount referred to in (C) shall be computed by discounting such amount at the “discount rate” of the Federal Reserve Bank of San Francisco in effect as of time of award plus one percent (1%) and, where rental value is a material issue, shall be based upon competent appraisal evidence. Recovery of the worth at the time of award of the amount by which the unpaid Base Rent and Additional Charges for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided shall be computed pursuant to subsection (b) of said Section 1951.2. For purposes of computing unpaid Rent that would have accrued and become payable under this Lease pursuant to the provisions of this Paragraph 20(b), unpaid Rent shall consist of the sum of the total Base Rent for the balance of the Term, plus a computation of the Additional Charges for the balance of the Term; the assumed Additional Charges for the calendar year of the Default and each future calendar year in the Term shall be equal to the Additional Charges for the calendar year prior to the year in which the Default occurs compounded at a per annum rate equal to the mean average rate of inflation for the preceding five (5) calendar years as determined by reference to the Consumer Price Index -- all items for the San Francisco-Oakland-San Jose Area, All Urban Consumers, published by the Bureau of Labor Statistics of the United States Department of Labor (Base Year 1982-84=100), or such successor index as may be established to provide a measure of the current purchasing power of the dollar.
(i)    The rights and remedies provided by California Civil Code, Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Monthly Base Rent and Additional Charges as they become due, for so long as Landlord does not terminate Tenant’s right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord’s initiative to protect its interest under this Lease shall not constitute a termination of Tenant’s rights to possession;
(ii)    The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;
(iii)    If Landlord elects to terminate this Lease, the right and power to enter the Premises and remove therefrom all persons and property and, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law.
(c)    Landlord Default. Landlord shall have a period of thirty (30) days from the date of written notice from Tenant within which to cure any default of Landlord under this Lease; provided, however, that with respect to any default that cannot reasonably be cured within thirty (30) days, the default shall not be deemed to be uncured if Landlord commences to cure within thirty (30) days from Tenant’s notice and continues to prosecute diligently the curing thereof to completion. Tenant agrees to deliver to any Mortgagee a copy of any Notice of Default served upon the Landlord in the manner prescribed by Paragraph 26 hereof, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional thirty (30) days (provided that Tenant notifies Mortgagee concurrently with Tenant’s notice to Landlord at the beginning of Landlord’s thirty (30) day period; otherwise Mortgagee shall have sixty (60) days from the date on which it is noticed) within which to cure such default or if such default cannot be cured within that time, then the cure period shall be extended for such additional time as may be necessary to cure such default if within such applicable period Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.
(d)    Tenant’s Remedies. Notwithstanding any other provision of this Lease, if any default hereunder by Landlord is not cured within the applicable cure period provided in Paragraph 20(c) or any other applicable

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

cure period provided in this Lease (including any Mortgagee’s additional cure period), Tenant’s exclusive remedies shall be (i) an action for specific performance, or (ii) an action for actual damages. Notwithstanding any other provision of this Lease, the liability of Landlord to Tenant for any breach or default by Landlord under the terms of this Lease, or for any other matter related to this Lease or to the Premises or Project, shall be limited to Tenant’s actual direct, but not consequential, damages therefor, and any judgment against Landlord in connection therewith shall be recoverable only from the interest of Landlord in the Buildings. Tenant hereby waives any claim for damages for any disturbance, loss of business, nuisance, injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss arising from Landlord’s entry and acts pursuant to Paragraph 18 or otherwise with respect to any act, omission or breach of Landlord. Without limiting the preceding sentence, in no event shall Landlord be liable to Tenant for any consequential damages, including, without limitation, any losses arising from any interruption of Tenant’s business, or for lost profits, or for charges or expenses which continue but would have been earned if the business had gone on without interruption, or for any other loss, claim, cost, expense or damage which would be covered by a standard policy of business interruption insurance. Landlord, or if Landlord is a partnership its partners whether general or limited, or if Landlord is a corporation its directors, officers or shareholders, or if Landlord is a limited liability company its members or managers, shall never be personally liable for any such judgment. Any lien obtained to enforce such judgment and any levy of execution thereon shall be subject and subordinate to any Mortgage (excluding any Mortgage which was created as part of an effort to defraud creditors, i.e., a fraudulent conveyance); provided, however that any such judgment and any such levy of execution thereon shall not be subject or subordinated to any Mortgage that is created or recorded in the official records of the county in which the Project is located after the date of the judgment giving rise to such lien. Landlord’s interest in the Buildings shall include any insurance proceeds received by Landlord which are not controlled by any Mortgagee or other lender. Tenant hereby waives the benefit of any Laws granting it (A) the right to perform Landlord’s obligations, or (B) the right to terminate this Lease or withhold Rent on account of any Landlord default, including, without limitation, Sections 1932(1), 1941 and 1942 of the California Civil Code.
21.    DAMAGE BY FIRE, ETC..
(a)    Restoration or Termination.
(i)    Damage to Premises. If either Building is damaged by fire or other casualty under circumstances where, in the reasonable judgment of Landlord, the Premises can be made tenantable with all damage repaired within two hundred seventy (270) days from the date of such damage, then Landlord shall diligently rebuild the same. If Landlord rebuilds the Premises, Tenant shall repair and restore the Tenant Improvements and any Alterations to the Premises in accordance with Paragraph 7 or, at Landlord’s election, Landlord may repair and rebuild the Tenant Improvements and/or any Alterations at Tenant’s expense. If Landlord rebuilds the Premises, this Lease shall remain in full force and effect except that Tenant shall be entitled to a proportionate reduction of Monthly Base Rent and Additional Charges for Expenses and Taxes for the period of time during which such repairs to be made hereunder by Landlord are being made and, as a result of such repairs, Tenant’s Permitted Use or access to the Premises are significantly adversely affected. Such reduction of Monthly Base Rent and Additional Charges for Expenses and Taxes, if any, shall be based upon the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises, and shall be limited to the extent of rental abatement insurance proceeds actually received by Landlord under Landlord’s casualty insurance policy (taking into account any deductible amounts or time periods with respect to such insurance).
(ii)    Restoration or Termination. Within thirty (30) days after the date of fire or other casualty to either Building, Landlord shall notify Tenant whether or not, in Landlord’s reasonable opinion, such repairs can be made within two hundred and seventy (270) days after the date of such damage and Landlord’s reasonable estimate of the time needed for such repairs. If such repairs cannot be made within two hundred and seventy (270) days from the date of such damage, Landlord shall have the option within thirty (30) days after the date of such damage to elect either to: (i) notify Tenant of Landlord’s intention to repair such damage and diligently prosecute such repairs, in which event this Lease shall continue in full force and effect and the Monthly Base Rent and Additional Charges for Expenses and Taxes shall be reduced as provided in Paragraphs 21(a)(i); or (ii) notify Tenant of Landlord’s election to terminate this Lease with respect to the affected Building as of a date specified in such notice, which date shall not be

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

less than thirty (30) days nor more than sixty (60) days after such notice is given and this Lease shall terminate on the date specified in such notice. If Landlord notifies Tenant that restoration or repair of the Building will take more than two hundred and seventy (270) days, Tenant shall have a right to terminate the Lease within respect to the affected Building within thirty (30) days following receipt of Landlord’s notice, by providing Landlord with written notice of its election to do so. In such event (and also in the event Landlord terminates the Lease pursuant to this Paragraph 21(a)(ii), Tenant shall have no liability for payment of the deductible under Landlord’s insurance relating to such damage. In case of termination by either event, the Monthly Base Rent and Additional Charges for Expenses and Taxes shall be reduced by a proportionate amount based upon the extent to which such damage interfered with Tenant’s Permitted Use of the affected Building, and Tenant shall pay such reduced Monthly Base Rent and Additional Charges for Expenses and Taxes up to the effective date of such termination. Landlord agrees to refund to Tenant any Monthly Base Rent and Additional Charges for Expenses and Taxes previously paid for any period of time subsequent to the effective date of such termination with respect to the affected Building. The repairs to be made hereunder by Landlord shall not include, and Landlord shall not be required to repair, any damage by fire or other casualty or cause to the property of Tenant or any Alterations, Tenant Improvements or Trade Fixtures. Tenant hereby waives the provisions of Section 1932.2, and Section 1933.4, of the Civil Code of California.
(b)    Uninsured Casualty. Notwithstanding Paragraph 21(a), and subject to the termination right in Paragraph 21(c), in the event of a Major Casualty (as defined below) to the Building (i) by a casualty of a type not required to be insured against by Landlord under the terms of this Lease, or (ii) under circumstances where the net insurance proceeds (plus applicable deductibles that are included in Expenses) obtained as a result of such casualty are ninety percent (90%) or a lesser percentage of the cost of restoration, rebuilding or replacement (including circumstances in which Landlord has been required by any Mortgagee to utilize insurance proceeds to pay down the Mortgage), this Lease shall automatically terminate with respect to the affected Building unless Landlord elects in writing, within thirty (30) days after the date of such damage, to reconstruct the Building. If Landlord reconstructs the Building pursuant to this Paragraph 21(b), Tenant shall be obligated to reconstruct the Tenant Improvements and any Alterations located in the Building, at Tenant’s cost. A “Major Casualty” shall mean a casualty that renders unusable twenty percent (20%) or more of the Net Rentable Area of the Building, or that materially adversely affects the use of the Building, or for which the cost of restoration would exceed five percent (5%) of the replacement cost of the Building.
(c)    Casualty at End of Term. Notwithstanding anything to the contrary contained in this Lease, if during the twelve (12) months prior to the expiration of the Term (including any Extension Term if Tenant then has exercised its option to extend pursuant to Paragraph 37), a Building or a substantial portion thereof is damaged or destroyed by fire or other casualty, either Tenant or Landlord shall have the option to terminate this Lease with respect to the affected Building as of the date of such damage or destruction by written notice to the other party given within thirty (30) days after such damage or destruction, in which event Landlord shall make a proportionate refund to Tenant of such Monthly Base Rent and Additional Charges for Expenses and Taxes as may have been paid in advance. For purposes of this Paragraph 20(c), (i) a substantial portion of the Building shall mean fifty percent (50%) or more of the Building is damaged.
22.    EMINENT DOMAIN. If any part over fifteen percent (15%) of a Building shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Tenant shall have the right to terminate this Lease with respect to such Building at its option. If any part of a Building shall be taken or appropriated under power of eminent domain or conveyed in lieu thereof and such taking is so extensive that it renders the remaining portion of the Building unsuitable for the use being made of the Building on the date immediately preceding such taking, Landlord may terminate this Lease at its option. If there is a taking or appropriation under the power of eminent domain or conveyance in lieu thereof of any portion of the Common Area which causes the Premises to permanently violate parking requirements under any applicable Laws or which permanently prevents surface access to either Building from a public street in a manner consistent with access requirements of a first-class office building in Palo Alto, Landlord shall cure such non-compliance or provide alternative access by any reasonable means, and if Landlord reasonably determines that such violation is not curable or alternative access not obtainable by reasonable means or fails to commence such cure within sixty (60) days after such taking or other action, both Landlord and Tenant shall have the option, exercisable by written notice to the other party, of terminating this Lease with respect to the affected Building as of the date of vesting of title pursuant to the taking or other action. In any of such events, Landlord shall receive

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(and Tenant shall assign to Landlord upon demand from Landlord) any income, rent, award or any interest therein which may be paid in connection with the exercise of such power of eminent domain, and Tenant shall have no claim against Landlord for any part of sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease, except that Tenant shall be entitled to petition the condemning authority for the following: (i) the value of Tenant’s Trade Fixtures; (ii) Tenant’s relocation costs; and (iii) Tenant’s goodwill, loss of business and business interruption. If a part of the Premises shall be so taken or appropriated or conveyed and neither party hereto shall elect to terminate this Lease and the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises continuing under this Lease at Landlord’s cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of the Tenant Improvements, any Alterations or Trade Fixtures. Thereafter, the Monthly Base Rent and Additional Charges to be paid under this Lease for the remainder of the Term shall be proportionately reduced, such that thereafter the amounts to be paid by Tenant shall be in the ratio that they are of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking. Notwithstanding anything to the contrary contained in this Paragraph 22, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Monthly Base Rent and Additional Charges payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term. If such temporary taking is for a period longer than two hundred and seventy (270) days and unreasonably interferes with Tenant’s use of either Building, then Tenant shall have the right to terminate the Lease with respect to the affected Building. Landlord and Tenant understand and agree that the provisions of this Paragraph 22 are intended to govern fully the rights and obligations of the parties in the event of a taking of all or any portion of the Premises. Accordingly, the parties each hereby waives any right to terminate this Lease in whole or in part under Sections 1263.260, 1265.120 and 1265.130 of the California Code of Civil Procedure or under any similar Law now or hereafter in effect.
23.    SALE BY LANDLORD. If Landlord sells or otherwise conveys its interest in the Premises, Landlord shall be relieved of all of its obligations under the Lease accruing from and after the date of sale or conveyance (including the obligations of Landlord under Paragraph 35), provided Landlord’s successor assumes in writing the all of obligations in this Lease to be performed by Landlord on and after the effective date of the transfer (including the obligations of Landlord under Paragraph 35), whereupon Tenant shall attorn to such successor.
24.    RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of Monthly Base Rent or Additional Charges. If Tenant fails to pay any sum of money, other than Monthly Base Rent or Additional Charges for Expenses and Taxes, required to be paid by it hereunder or fails to perform any other act on its part to be performed hereunder (including, without limitation, Tenant’s obligation to maintain and repair the Premises pursuant to Paragraph 8(b)), regardless of whether such failure has become a Default hereunder, and either (i) such failure continues, and Tenant does not commence cure of such failure, for ten (10) days after notice thereof by Landlord as provided in Paragraph 20(a) (except in the event of emergency, when no notice or cure period shall be required), or (ii) having commenced such cure Tenant does not diligently prosecute the curing thereof, or (iii) default under the Ground Lease or any Mortgage or other Encumbrance is, in Landlord’s reasonable judgment, likely to occur due to Tenant’s failure to cure such failure in a timely manner, or (iv) if Landlord is, in Landlord’s reasonable business judgment, in a better position to accomplish such cure or can accomplish such cure in a more efficient or cost effective manner than Tenant, then in any such situation Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant’s part to be made or performed as provided in this Lease. All sums so paid and costs so incurred by Landlord, together with interest thereon at the Default Rate from the date Landlord makes such payment or incurs such cost, shall be payable as Additional Charges to Landlord within thirty (30) days after receipt by Tenant of a bill or statement therefor.
25.    SURRENDER OF PREMISES.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(a)    Delivery of the Premises. At the end of the Term or any renewal thereof or other sooner termination of this Lease, subject to the terms of Paragraphs 7, 21, 22 and 35 and the rights and obligations of the parties concerning casualty damage pursuant to Paragraph 21, Tenant will peaceably deliver to Landlord possession of the Premises, together with all improvements or additions upon or belonging to Landlord (including without limitation the Charging Stations (as defined in Paragraph 45), if any, and the Security System (as defined in Paragraph 44) and Bike Racks (as defined in Paragraph 46), if applicable), by whomsoever made with all components of the Premises in good working order and maintained with any necessary repairs completed in the reasonable opinion of Landlord or Landlord’s contractor. All space in the Premises shall be clean and well-maintained with walls freshly painted as necessary (or touched up, if acceptable to Landlord in its reasonable discretion), and carpet shampooed and presentable for re-leasing. Any damaged or unpresentable carpet shall be replaced. All window coverings shall be cleaned and any damaged coverings repaired or replaced. Any damaged ceiling tiles shall be replaced and all light fixtures shall be fully operational and clean. All doors shall be presentable and damaged doors repaired or replaced. The interior of all windows shall be washed and all interior partition glass shall be cleaned. If Tenant is obligated to remove or restore any Tenant Improvements or Alterations upon termination or expiration of the Lease pursuant to Paragraph 7(d), the Work Letter, or other provisions of this Lease, the affected area will be returned to Landlord in the form of open office space in the condition described above or in a condition otherwise approved by Landlord in its sole discretion. Tenant may, upon the termination of this Lease, remove all Trade Fixtures, and all movable furniture and equipment belonging to Tenant, at Tenant’s sole cost, provided that Tenant repairs any damage caused by such removal. Property not so removed by the Expiration Date (or in the event of an earlier termination, within five (5) days of such earlier termination date) shall be deemed abandoned by Tenant regardless of its value, and title to the same shall thereupon pass to Landlord without any cost to Landlord, and Landlord shall have the right to remove and dispose of all or any portion of such property, fixtures or equipment after the expiration or earlier termination of this Lease. Tenant waives any and all rights it may have under California Civil Code Sections 1980-1993.09. Tenant further covenants and agrees that Tenant will not create or allow any security interest to attach to any of Tenant’s personal property, fixtures or equipment that are located in the Premises during the Term unless the holder of such security interest waives in writing any and all of its rights under California Civil Code Sections 1980-1993.09. Upon the expiration or sooner termination of the Term, Tenant shall upon demand by Landlord, at Landlord’s election either (i) at Tenant’s sole cost and expense, forthwith and with all due diligence remove any Tenant Improvements, Alterations and Required Sublease Improvements made by or for the account of Tenant, designated by Landlord to be removed and restore the Premises to the condition required by this Paragraph 25(a); or (ii) pay Landlord the reasonable estimated cost thereof.
(b)    No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.
26.    NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by certified mail, return receipt requested, reputable overnight carrier, or delivered personally, (i) to Tenant (A) at Tenant’s address set forth in the Basic Lease Information, if sent prior to Tenant’s taking possession of the Premises, or (B) at the Premises if sent subsequent to Tenant’s taking possession of the Premises, or (C) at any place where Tenant may be found if sent subsequent to Tenant’s vacating, deserting, abandoning or surrendering the Premises; or (ii) to Landlord at Landlord’s address set forth in the Basic Lease Information; or (iii) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Paragraph 26. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date the return receipt indicates delivery of or refusal of delivery if sent by certified mail, the day upon which recipient accepts and signs for delivery from a reputable overnight carrier, or on the date a reputable overnight carrier indicates refusal of delivery, or upon the date personal delivery is made to the address in the Basic Lease Information (or pursuant to subsequent notification of change in notice address). Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or occupying the Premises at the time, and if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises. If Tenant is notified in writing of the identity and address of any Mortgagee or ground or underlying lessor, Tenant

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

shall give to such Mortgagee or ground or underlying lessor notice of any default by Landlord under the terms of this Lease in writing sent by registered or certified mail, and such Mortgagee or ground or underlying lessor shall be given the opportunity to cure such default (as defined in Paragraph 20(b)) prior to Tenant exercising any remedy available to it.
27.    TAXES PAYABLE BY TENANT. At least ten (10) days prior to delinquency Tenant shall pay all taxes levied or assessed upon Tenant’s equipment, furniture, fixtures and other personal property located in or about the Premises. If the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon Tenant’s equipment, furniture, fixtures or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord, or the proportion thereof resulting from said increase in assessment.
28.    ABANDONMENT. Tenant shall not abandon the Premises or cease performing its financial, insurance, and maintenance obligations under this Lease at any time during the Term, and shall at all times during the Term provide adequate security for the Premises. If Tenant shall abandon the Premises and cease performing its financial, insurance or maintenance obligations under this Lease, or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord. For purposes of this Paragraph 28, the Tenant shall not be deemed to have abandoned the Premises solely because the Tenant is not occupying the Premises.
29.    ATTORNEY’S FEES. If Tenant or Landlord places the enforcement of this Lease or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of possession of the Premises, in the hands of an attorney or collection agency, or brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises and whether such litigation sounds in tort or in contract, the losing party shall pay to the prevailing party a reasonable sum for attorneys’ fees and costs (including without limitation collection agency costs, court costs, and fees of appraisers, experts and accountants), which obligation to pay fees and costs shall be deemed to have accrued on the earlier of the placement of such matter in the hands of an attorney or collection agency or the commencement of such action and shall be paid whether or not an action or lawsuit is prosecuted to judgment. “Prevailing party” within the meaning of this Paragraph 29 shall include, without limitation, a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to the relief sought in the action. As used herein, attorneys’ fees and costs shall include, without limitation, attorneys’ fees, costs, and expenses incurred in connection with any (i) post judgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.
30.    LIGHT AND AIR. Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease or Tenant’s obligations hereunder.
31.    LEASE SECURITY.
(a)    Letters of Credit.
(i)    Initial Letter of Credit. Within three (3) business days after receipt of consent to this Lease from each of the current Mortgagee and the Ground Lessor as required by Paragraph 42 and 43, respectively, Tenant shall deliver to Landlord an unconditional, irrevocable, transferable letter of credit in the amount specified in the Basic Lease Information for the Initial Letter of Credit, satisfying the requirements set forth in this Paragraph 31 (the “Initial Letter of Credit”).
(ii)    Additional Letter of Credit. In addition to the Initial Letter of Credit, on or prior to August 1, 2014, Tenant shall deliver to Landlord an additional unconditional, irrevocable, transferable letter of credit in the amount specified in the Basic Lease Information for the Additional Letter of Credit and satisfying the requirements

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

set forth in this Paragraph 31 (the “Additional Letter of Credit”). The Initial Letter of Credit and Additional Letter of Credit are sometimes collectively defined herein as the “Letters of Credit” and each individually as a “Letter of Credit.”
(iii)    Requirements of Letters of Credit. Each Letter of Credit shall be issued by a financial institution, and in form and substance, acceptable to Landlord and any Mortgagee, in their respective reasonable discretion, with an original term of no less than one year and automatic extensions through the end of the Term of this Lease and sixty (60) days thereafter. Landlord shall not unreasonably withhold, condition or delay its approval of such a financial institution if it is a national bank, or a bank branch located in the United States (with an office in the United States allowing the Letter of Credit to be presented to and paid by such office pursuant to procedures acceptable to Landlord in its reasonable discretion) with assets of the issuing bank or bank branch in excess of Twenty Billion Dollars ($20,000,000,000). Landlord approves the initial issuance of the Letters of Credit from Silicon Valley Bank. If Landlord determines at any time, in good faith, that the issuing bank or bank branch has assets of less than Twenty Billion Dollars ($20,000,000,000), then Landlord may require that Tenant replace the Letter of Credit with a Letter of Credit from a different financial institution acceptable to Landlord, in the reasonable exercise of its discretion, at the time the Letter of Credit next requires renewal or replacement pursuant to its terms or this Lease. If Landlord determines at any time, in good faith, that the issuing bank or bank branch has or intends to close or cease operations from the issuing bank branch, then Landlord may require that Tenant replace both Letters of Credit with one or more Letters of Credit from a different financial institution acceptable to Landlord, in the reasonable exercise of its discretion on the earlier of ten (10) business days after notice from Landlord and ten (10) business days prior to the date on which the issuing bank or bank branch closes or ceases operations from the issuing bank branch. Each Letter of Credit shall (i) be a stand-by, at-sight, irrevocable letter of credit; (ii) be payable to Landlord or its Mortgagee (either as specified by Landlord, the “Beneficiary”); (iii) require that any draw on the Letter of Credit shall be made only upon receipt by the issuer of a letter signed by a purported authorized representative of the Beneficiary certifying that the Beneficiary is entitled to draw on the Letter of Credit pursuant to this Lease; (iv) allow partial draws; and (v) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions) or the International Standby Practices (ISP 98). Tenant shall keep both Letters of Credit, at its expense, in full force and effect until the sixtieth (60th) day after the Expiration Date or other termination of this Lease, to insure the faithful performance by Tenant of all of the covenants, terms and conditions of this Lease, including, without limitation, Tenant’s obligations to repair, replace or maintain the Premises. Each Letter of Credit shall provide at least thirty (30) days’ prior written notice to Landlord and the Beneficiary of cancellation or material change thereof.
(iv)    Draws on Letters of Credit.
(A)    At any time after a Draw Event (as defined below) occurs, the Beneficiary may present its written demand for payment of the entire face amount of either or both Letters of Credit (or, at the Beneficiary’s sole election, for payment of a portion of the amount of either or both Letters of Credit as is required to compensate Landlord for damages incurred, with subsequent demands at the Beneficiary’s sole election as Landlord incurs further damages) and the funds so obtained shall become due and payable to the Beneficiary. The Beneficiary may retain such funds to the extent required to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any such Default or other Draw Event, and any remaining funds shall be held as cash security for Tenant’s obligations hereunder.
(B)    A “Draw Event” shall mean any of the following: (I) a “Default” occurs under this Lease; (II) an event has occurred which, with the passage of time or giving of notice or both, would constitute Default, where Landlord is prevented from, or delayed in, giving such notice because of an Insolvency Proceeding; (III) Tenant is the subject of an Insolvency Proceeding; (IV) the Lease is terminated by Landlord due to a Tenant Default; (V) either Letter of Credit is not replaced with a Letter of Credit from a different financial institution if and when required by Paragraph 31(a)(iii); or (VI) either Letter of Credit is not extended by thirty (30) days prior to its expiration.
(v)    Replacement After Draw. If Landlord or the Beneficiary uses any portion of either Letter of Credit, or the cash security deposit resulting from a draw on either Letter of Credit, to cure any Default by Tenant hereunder and/or for any other reason permitted or contemplated by this Paragraph 31, Landlord may, at its election, so inform Tenant in writing and request that Tenant provide a replacement Letter of Credit or pay to Landlord

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

a sum sufficient to return the applicable Letter(s) of Credit or cash security to one hundred percent (100%) of the amount specified in the Basic Lease Information. Within five (5) business days of the receipt by Tenant of such a notice from Landlord, Tenant shall provide a replacement Letter of Credit to Landlord or pay to Landlord in cash or immediately available funds the sum so requested, and the sum so paid by Tenant shall be held by Landlord as a part of the required lease security hereunder (until an acceptable replacement Letter of Credit is provided). Tenant’s failure to provide such replacement Letter of Credit or make such payment within such time period shall constitute a Default under this Lease without the necessity of further notice or opportunity to cure. Such replenishment obligation shall bear interest at the Default Rate hereunder, and Tenant acknowledges that attachment will be a proper remedy by which Landlord may seek to recover the amount that Tenant has then failed to pay. Any unused portion of the funds so obtained by Landlord or the Beneficiary shall be returned to Tenant upon replacement of either Letter of Credit in the full required amount.
(vi)    Cash Security. Any cash proceeds resulting from a draw upon or replenishment of either Letter of Credit shall be treated as cash security for Tenant’s obligations under this Lease. If Tenant fails to pay Monthly Base Rent, Additional Charges for Expenses and Taxes, or other Rent or charges due hereunder, or otherwise Defaults with respect to any provision of this Lease, Landlord may use all or any portion of the such cash security for the payment of any Rent due hereunder, to pay any other sum to which Landlord may become obligated by reason of Tenant’s Default, or to compensate Landlord for any loss or damages which Landlord may suffer as a result of such Default (including, without limitation, amounts which Landlord may be entitled to recover pursuant to Section 1951.2 of the California Civil Code). Landlord may in its sole discretion (but shall not be required to) use the cash security or any portion thereof to cure any failure by Tenant to perform any of its obligations hereunder or to compensate Landlord for any damages Landlord incurs as a result of Tenant’s failure to perform any of its covenants or obligations hereunder, it being understood that any use of the cash security shall not constitute a bar or defense to any of Landlord’s remedies under this Lease or at law. Landlord shall have no obligation to segregate any cash security from its general funds or to pay interest thereon.
(vii)    Assignment of Letter of Credit/Mortgagee. Landlord shall assign the Letters of Credit and its rights thereto in connection with any sale or other transfer of Landlord’s interest in the Buildings. In addition, Landlord shall be entitled to assign the Letter of Credits and/or its rights thereto or to the proceeds therefrom from time to time in connection with an assignment of this Lease to a Mortgagee as security for the obligations of Landlord to such Mortgagee. Tenant shall cooperate with Landlord in connection with any modifications of or amendments to the Letters of Credit that may be reasonably requested by any Mortgagee and/or in connection with any such assignment. At Landlord’s sole election, Landlord may also direct Tenant to cause the Letters of Credit to directly name a Mortgagee as the sole beneficiary thereunder.
(b)    Annual Reduction of Letter of Credit. So long as the Reduction Conditions (as defined below) are satisfied as of the applicable date, (i) the face amount of the Initial Letter of Credit may be reduced by amendment on each anniversary of the Building 2 Commencement Date in the amount of [***], and (ii) the face amount of the Additional Letter of Credit may be reduced by amendment on each anniversary of the Building 3 Commencement Date in the amount of [***]. The “Reduction Conditions” shall mean (i) Tenant is not in Default and no other Draw Event has occurred on or prior to such anniversary date, and (ii) Landlord has not delivered a notice of default or breach of this Lease to Tenant hereunder during the previous calendar year, regardless of whether such default or breach was cured by Tenant within any applicable grace or cure period; provided, however, that any such notice of default or breach relating to a non-monetary default which was disputed, in good faith, by Tenant and ultimately determined (by agreement of the parties, arbitration or judicial action) not to be a default or breach shall not be considered for purposes of determining whether such condition has been met.
(c)    Return of Security. Upon expiration of the Term or earlier termination of this Lease, the Letters of Credit and/or any cash security, as applicable, then held by Landlord shall be returned to Tenant, reduced by those amounts that may be required by Landlord to remedy Defaults on the part of Tenant in the payment of rent, to repair damages to the Premises caused by Tenant and to clean the Premises; provided, however, that (i) Landlord shall not be obligated to return the Letters of Credit or cash security or any part thereof until all breaches by Tenant of its obligations under this Lease have been cured and all damages which Landlord may suffer in connection with any such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

breach have been ascertained in amount and paid in full; and (ii) in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of its covenants and obligations hereunder.
(d)    Assignment Upon Transfer. If Landlord conveys or transfers its interest in the Premises and, as a part of such conveyance or transfer, Landlord assigns its interest in this Lease: (i) the Letters of Credit and/or any cash security (or any portion thereof not previously applied) shall be transferred to Landlord’s successor; and (ii) upon Landlord’s provision of written notice to Tenant of the transfer contemplated in subparagraph 31(d)(i) hereof, Landlord shall be released and discharged from any further liability to Tenant with respect to the Letters of Credit or any cash security. In no event shall any Mortgagee, or any purchaser of all or any portion of the Project at a public or private foreclosure sale or exercise of a power of sale, have any liability or obligation whatsoever to Tenant or Tenant’s successors or assigns for the return of the Letters of Credit or cash security in the event any such Mortgagee or purchaser becomes a mortgagee in possession or succeeds to the interest of Landlord under this Lease unless, and then only to the extent that, such Mortgagee or purchaser has received all or any part of the Letters of Credit or cash security. No trust relationship is created herein between Landlord and Tenant with respect to the Letters of Credit or cash security. Tenant acknowledges that neither the Letters of Credit nor any cash security is an advance payment of any kind or a measure of Landlord’s damages in the event of Tenant’s default. Tenant hereby waives any rights that it may now or hereafter have under California Civil Code Section 1950.7 and the provisions of any other Law that are inconsistent with this Paragraph 31.
(e)    Conversion of Deposit to Loan. Landlord and Tenant acknowledge and agree that, if Tenant defaults under this Lease and fails to fully cure such default within the applicable cure period and Landlord elects to pursue its remedies under California Civil Code Section 1951.2 or under this Lease to terminate this Lease (any such event, a “Landlord Action”), (i) Landlord will incur certain damages, costs and expenses, including, without limitation, marketing costs, commissions, relocation costs, tenant improvement costs, and carrying costs in connection with releasing the Premises, in addition to the other damages, costs and expenses Landlord may incur as a result of such default and/or other defaults under this Lease (all of the foregoing collectively, “Default Damages”); (ii) Landlord has no assurance of a source of funds to cover such Default Damages other than the proceeds of any cash security deposit or Letters of Credit; and (iii) the proceeds of any cash security deposit or Letters of Credit should be available to Landlord to apply to Default Damages, even if the amount thereof exceeds that amount to which Landlord is ultimately determined to be entitled under this Lease and pursuant to applicable law. Accordingly, at the sole election of the Beneficiary, the Beneficiary shall be entitled to draw the full amount of the Letters of Credit (or the full amount of the cash security deposit shall be released to the Landlord) which is then existing (after any previous application of funds and/or replenishment by Tenant pursuant to this Paragraph 31), simultaneously with commencement of a Landlord Action or at any time thereafter. All proceeds thereof in excess of amounts applied (pursuant to this Paragraph 31) to Default Damages incurred by Landlord prior to commencement of the Landlord Action shall be deemed a loan from Tenant to Landlord (the “Default Loan”). The Default Loan shall be unsecured and shall not bear interest, and repayment thereof shall be limited to the terms and conditions set forth in this paragraph. Any sums to which Landlord from time to time becomes entitled hereunder and pursuant to law as a result of Tenant’s Default and any previous Defaults of the Lease, to which the Letters of Credit (or cash collateral) have not previously been applied pursuant to Paragraph 31, shall be offset against the principal balance of the Loan. The amount of the Default Loan remaining, if any, after such offset shall be referred to herein as the “Excess Amount.” The Excess Amount shall be payable by Landlord to Tenant from, and only from, first any proceeds from the cash security deposit or Letters of Credit which have not been applied to Default Damages incurred by Landlord after the same are finally determined (the “Remaining Proceeds”), and then Excess Rent. The Remaining Proceeds shall be paid by Landlord to Tenant promptly upon final determination after the entire Premises are leased to a third party or parties “Excess Rent” shall mean the amount by which (x) rent received by Landlord (from the tenant or tenants leasing all or any portion of the Premises after Tenant’s default) in any month exceeds (y) the amount of rent that would have been payable under this Lease for such month if this Lease had not been terminated. Landlord shall pay Tenant one-half of the Excess Rent until the earlier of (A) the date the Excess Amount is fully repaid or (B) the date that would have been the Expiration Date of this Lease. Any remaining balance of the Default Loan shall be due and payable on the date that would have been the Expiration Date of this Lease. If the Default Loan is insufficient to cover all Default Damages, Tenant shall pay Landlord any such shortfall within fifteen (15) days following written demand by Landlord, and Landlord shall have all rights and remedies available at law or elsewhere in the Lease with respect to such shortfall. Notwithstanding anything to the contrary in this Paragraph 31(e), if a final non-appealable judgment is obtained establishing the amount of damages to which Landlord is entitled

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

as a result of Tenant’s Default, and to the extent that such damages amount exceeds the then-existing balance of the Default Loan, then the remaining balance of the Default Loan shall be due and payable within thirty (30) days after entry of such final non-appealable judgment.
32.    CORPORATE AUTHORITY; FINANCIAL INFORMATION. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so and by their signatures bind Tenant. If Tenant signs as a partnership or limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing partnership or limited liability company, as applicable, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the Tenant were authorized to do so and by their signatures bind the Tenant. Upon Landlord’s request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. Tenant hereby further covenants and warrants to Landlord that all financial information and other descriptive information regarding Tenant’s business, which has been or shall be furnished to Landlord, is accurate and complete in all material respects at the time of delivery to Landlord. At any time that Tenant is not a publicly traded corporation and not more than one time per calendar year (unless Tenant is then in default under this Lease, or an event has occurred that with the giving of notice or passage of time would lead to a Tenant default, or in connection with a potential sale or refinancing of the Project, or an interest in Landlord, in which events the one time per year limitation shall not apply), Tenant will furnish to Landlord within ten (10) days following Landlord’s request therefor, (i) copies of financial statements of Tenant for the year to date, certified by an officer of Tenant; and (ii) copies of audited, consolidated financial statements of Tenant, including balance sheets and statements of income and expenses, for the most recent fiscal year, certified and audited by independent public accountants of recognized standing. Landlord agrees that, at any time Tenant is not publicly traded, Tenant’s financial statements delivered to Landlord pursuant to this Paragraph 32 will be confidential and constitute proprietary information Tenant and that disclosure of the information of Tenant derived therefrom could adversely affect Tenant. Accordingly, Landlord shall protect such financial statements and information contained therein against unauthorized disclosure using the same degree of care, but no less than reasonable care, as Landlord uses to protect its own similar information, provided that Landlord may disclose such financial statements to employees, affiliates, partners, consultants, attorneys, accountants and agents of Landlord who have a need to know the information contained in such financial statements, provided that Landlord informs each such recipient of the confidentiality obligations in this Paragraph 32 and instructs such recipient to comply with such obligations. The financial statements also may be disclosed to third parties in connection with current or future potential or existing financing, including financing secured by the Project, or current or future potential or existing sale of the Project or of any interest in the Landlord, provided that each person to whom Landlord provides the financial statements will be advised in writing to maintain the confidentiality of the financial statements.
33.    PARKING. From and after the Commencement Date for each Building, Tenant shall have the right, at no cost to Tenant during the Term (including Extension Term, if applicable) to non-exclusive use of the number of parking spaces indicated as such Building’s “Minimum Parking” in the Basic Lease Information (subject to Paragraph 45 below), which includes, in part, a specified number of non-exclusive stalls for each Building in the parking garage located in Building #1 of the Project as shown on Exhibit “A” (the “Parking Garage”), all in locations reasonably designated by Landlord. Landlord shall not be obligated to enforce Tenant’s Minimum Parking or to reserve spaces either in the Parking Garage or on the surface auto court. Landlord may, at its option, install a security gate and/or other access devices for the Parking Garage (although Landlord shall not be obligated to do so and may discontinue it at any time during the Term), and Landlord shall provide parking passes and/or access keys or cards for the number of parking spaces included in Minimum Parking that are in the parking garage; provided that such items are provided to Tenant solely for use by Tenant, and may not be transferred, assigned (except in connection with an assignment of this Lease), or subleased (except in connection with a sublease of this Lease and then in proportion to the space sublet) without Landlord’s prior written approval. Tenant shall not be obligated to pay for the Minimum Parking, provided that Landlord, at its sole election, may charge for the use of parking spaces in the Parking Garage in excess of the Minimum Parking. Tenant shall comply, and shall use best efforts to cause Tenant’s employees, visitors and invitees to comply, with all rules and regulations prescribed by Landlord from time to time for the Parking Garage and surface parking. Tenant’s use of and rights to the Minimum Parking shall be subject to the Encumbrances and the rules and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

regulations of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the Term.
34.    REAL ESTATE BROKERS. Each party represents that it has not had dealings with any real estate brokers, finder or other person with respect to this Lease in any manner, except for any broker named in the Basic Lease Information, whose fees or commission, if earned, shall be paid by Landlord pursuant to separate agreement with Landlord’s Broker named in the Basic Lease Information. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any other broker, finder or other person with whom the other party has or purportedly has dealt.
35.    HAZARDOUS SUBSTANCE LIABILITY. Tenant has received from Landlord a copy of the following reports (the “Environmental Reports”): Phase 1 Environmental Site Assessment Update by GeoTrans dated June 4, 2001.
(a)    Definition of Hazardous Substances. For the purpose of this Lease, “Hazardous Substances” shall be defined, collectively, as oil, flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under applicable environmental laws ordinance or regulation.
(b)    Tenant Indemnity. Tenant releases Landlord from any liability for, waives all claims against Landlord and shall indemnify, defend and hold harmless Landlord, its employees, partners, agents, subsidiaries and affiliates against any and all claims, suits, losses, costs (including costs of investigation, clean up, monitoring, restoration and reasonable attorneys’ fees), damage or liability, whether foreseeable or unforeseeable, by reason of property damage (including diminution in the value of the property of Landlord), personal injury or death arising from or related to Hazardous Substances released, manufactured, discharged, disposed, used or stored by Tenant or any Tenant Parties on, in, or under the Project or Premises during the initial Term and any Extension Term. The provisions of this Tenant Indemnity regarding Hazardous Substances shall survive the termination of the Lease.
(c)    Landlord Indemnity. Landlord releases Tenant from any liability for, waives all claims against Tenant and shall indemnify, defend and hold harmless Tenant, its subsidiaries and affiliates, to the extent of Landlord’s interest in the Building, against any and all actions by any governmental agency for clean up of Hazardous Substances on or under the Project, including costs of legal proceedings, investigation, clean up, monitoring, and restoration, including reasonable attorney fees, if, and to the extent, arising from the presence of Hazardous Substances on, in or under the Project or Premises, except to the extent caused by the release, disposal, use or storage of Hazardous Substances in, on or about the Premises by Tenant or any Tenant Parties. The provisions of this Landlord Indemnity regarding Hazardous Substances shall survive the termination of the Lease.
(d)    De Minimus Amount. Tenant has informed Landlord, that except for very immaterial amounts of Hazardous Substances incidental to its office use (e.g. copier toner), Tenant will not use any Hazardous Substances in material amounts within the Premises and shall comply with any applicable Laws to the extent that it does.
36.    SIGNAGE. Tenant shall be allowed its name on (a) the existing monument located in front of the Buildings on an exclusive basis, and (b) the existing two monument signs located at the corner of Hanover and Page Mill roads and at the corner of Page Mill and Hansen roads (the “Shared Monuments”), each on a non-exclusive basis with other tenants in the Project. With respect to the Shared Monuments, Tenant shall have the right to one nameplate for each Building on each Shared Monument from and after the applicable Commencement Date for such Building. All such signage shall be in conformity with standards provided by Landlord, all applicable Laws, and the Ground Lease. Such signage shall be limited to identification of Tenant’s name and the location of the Premises and otherwise reasonable acceptable to Landlord. All signage shall be at Tenant’s expense, and upon the expiration or earlier termination of this Lease Tenant shall remove such signage and repair or replace, as the case may be, any damage to the sign structures, monument, and Building and Building finishes caused by such removal, which replacement

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

obligation shall include, without limitation, (i) replacement of base plates that are removed or damaged by Tenant during the installation or removal of Tenant’s signage and (ii) replacement of granite substrates on monument signs as necessary.
37.    OPTION TO RENEW. Upon the conditions that (i) no Default by Tenant has occurred under this Lease that has not been cured within the applicable notice and cure period, and (ii) the originally named Tenant or any Permitted Transferee physically occupies not less than seventy percent (70%) of the Premises as of the date Tenant delivers the Exercise Notice (as defined below) and as of the commencement date of the Extension Term, then Tenant shall have the right to extend the Term with respect to the entire Premises for one (1) period of five (5) years (the “Extension Term”) following the initial Expiration Date by giving written notice (the “Exercise Notice”) to Landlord at least twelve (12) months prior to the Expiration of the Initial Term. This option shall be personal to the originally named Tenant under this Lease or any Permitted Transferee and may only be exercised as to the entire Premises.
38.    RENT DURING EXTENSION TERM. The initial Monthly Base Rent during the Extension Term shall be the Fair Market Rental Value for the Premises as of the commencement of the Extension Term, as determined below (and such initial Monthly Base Rent shall be subject to annual increases of 3% during the Extension Term):
(a)    Within thirty (30) days after receipt of Tenant’s Exercise Notice, Landlord shall notify Tenant of Landlord’s estimate of the Fair Market Rental Value for the Premises, as determined below, for determining Monthly Base Rent during the ensuing Extension Term; provided, however, if Tenant’s Exercise Notice is given more than twelve (12) months before the Expiration Date, Landlord’s estimate of Pair Market Rental Value may, but need not be given more than twelve (12) months before the Expiration Date. Within fifteen (15) days after receipt of such notice from Landlord, Tenant shall notify Landlord in writing that it (i) agrees with such rental rate, or (ii) disagrees with such rental rate. No response shall constitute agreement. In the event that Tenant disagrees with Landlord’s estimate of Pair Market Rental Value for the Premises, then the parties shall meet and endeavor to agree within fifteen (15) days after Landlord receives Tenant’s notice described in the immediately preceding sentence. If the parties cannot agree upon the Fair Market Rental Value within said fifteen (15) day period, then the parties shall submit the matter to binding appraisal in accordance with the following procedure except that in any event neither party shall be obligated to start such procedure sooner than twelve (12) months before the expiration of the Term. Within fifteen (15) days of the conclusion of the period during which the two parties fail to agree (but not sooner than twelve (12) months before the expiration of the Term), the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, each separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless such person has at least five (5) years experience in appraising major commercial property in Santa Clara County and is a member of a recognized society of real estate appraisers. If the parties jointly appoint an appraiser, such appraiser shall determine the Fair Market Rental Value for the Premises within thirty (30) days of his or her appointment and such determination shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment, the two appraisers reach agreement on the Fair Market Rental Value for the Premises, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the Fair Market Rental Value for the Premises within thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications within five (5) days. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rental Value of the Premises, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the Fair Market Rental Value for the Premises, then the three appraisers shall each simultaneously submit their independent appraisal to the parties, the appraisal farthest from the median of the three appraisals shall be disregarded, and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental Value for the Premises and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Santa Clara County, California.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(b)    Wherever used throughout this Paragraph, the term “Fair Market Rental Value” shall mean the fair market rental value of the Premises, using as a guide the rate of monthly base rent which would be charged during the Extension Term for comparable high image, Class A office space in comparable condition, of comparable quality, in comparable Class A office buildings in the Stanford Research Park and University Circle areas of Palo Alto (“Comparable Area”), as of the time that the applicable Extension Term commences, with appropriate adjustments regarding taxes, insurance and operating expenses as necessary to insure comparability to this Lease, as the case may be, and also taking into consideration (i) amount and type of parking (including without limitation underground and reserved parking spaces), (ii) the location and address, (iii) the existence of any leasehold improvements (regardless of who paid for them and with the assumption, for purposes of determining the Fair Market Rental Value, that they are fully usable by Tenant), (iv) the proposed term of lease, (v) the amount of space leased, (vi) the extent of services provided or to be provided, (vi) the amenities provided, including common area amenities such as water features and landscaping, and (viii) any other relevant terms or conditions (including consideration of whether or not the monthly base rent is fixed, and concessions with respect to phase-ins or early occupancy agreements, moving costs, rebates, signing bonuses, early lease terminations, lease buy-outs, free rent and other lease concessions). For purposes of determining Fair Market Rental Value, any unique circumstances and underlying factors that are present in any comparable leases that are considered (such as, by way of example only, relationships between the landlord and tenant that are not arm’s length, the fact the premises are within a distressed asset or an asset that has been acquired by foreclosure or is held as REO property, and/or the fact that such leases are subleases or renewals at a discount off market rent) shall be taken into account, to the extent such circumstances and factors may affect the motivations of the landlord and/or the rent charged and/or concessions provided under such leases.
(c)    In the event of a failure, refusal or inability of any appraiser to act, his successor shall be appointed by the party who originally appointed him, but in the case of the third appraiser, his successor shall be appointed in the same manner as provided for appointment of the third appraiser.
(d)    The appraisers shall render their appraisals in writing with counterpart copies to Landlord and Tenant. The appraisers shall have no power to modify the provisions of this Lease.
(e)    To the extent that binding appraisal has not been completed prior to the expiration of any preceding period for which Monthly Base Rent has been determined, Tenant shall pay Monthly Base Rent at the greater of the Monthly Base Rent paid during the last month of the preceding period or the Fair Market Rental Value estimated by Landlord, with an adjustment to be made once Fair Market Rental Value is ultimately determined by binding appraisal.
(f)    From and after the commencement of the Extension Term, all of the other terms, covenants and conditions of the Lease shall also apply.
39.    INTENTIONALLY OMITTED.
40.    CONDITIONAL RIGHT OF FIRST OFFER. Subject to any renewal or expansion options or other preferential rights of other tenants in the Project that exist as of the date of this Lease, and subject to Landlord’s prior review of Tenant’s financial condition in Landlord’s sole discretion as provided below, Tenant shall have a one-time right to make the first offer to lease (“Right of First Offer”) with respect to all or a portion of the rentable area in “Building #4” of the Project as shown on Exhibit “A”, excluding Building common areas, if any (the “First Right Space”), as and when such space shall become “available for lease” (as defined below) on the following terms and conditions:
(a)    During the Lease Term, and so long as there is no Default by Tenant that has not been cured within the applicable notice and cure period, Landlord, upon becoming aware that any First Right Space will “be available for lease,” shall send Tenant written notice (“Availability Notice”) identifying the First Right Space, specifying the available date (or estimated available date) thereof and indicating the Rent and other material terms and conditions on which Landlord is willing, in good faith, to lease such portion of the First Right Space to a third party. Tenant shall have ten (10) business days (ending at 5:00 p.m. Pacific time on such tenth day) after receipt of the Availability Notice (“Offer Notice Deadline”) to deliver to Landlord the Tenant’s written unconditional offer to lease the First Right Space

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

described in the Availability Notice for the Rent specified in the Availability Notice and otherwise on the terms and conditions set forth in the Availability Notice (“Offer Notice”), together with Tenant’s current financial information as described in the last sentence of Paragraph 32. Within ten (10) business days after receipt of Tenant’s Offer Notice and the required financial information, Landlord shall send Tenant written notice (the “Acceptance Notice”) indicating that Landlord, based on Landlord’s review and approval in Landlord’s sole discretion of Tenant’s financial information, accepts Tenant’s Offer Notice; failure by Landlord to send an Acceptance Notice within such ten (10) business day period shall be deemed Landlord’s disapproval of Tenant’s financial information and rejection of Tenant’s Offer Notice, in which event Tenant’s rights under this Paragraph shall terminate. In addition, if Tenant does not deliver to Landlord its Tenant Election Notice within such ten (10) business day period, Tenant’s rights under this Paragraph 40 shall terminate with respect to such First Right Space. Upon termination of Tenant’s rights as provided above, Landlord thereafter may enter into one or more leases with one or more parties with respect to such First Right Space at any time and on such terms and conditions as Landlord elects; provided, however, if Landlord fails to enter into a lease with respect to such First Right Space within twelve (12) months after the Offer Notice Deadline, Tenant’s Right of First Offer with respect to such First Right Space shall be reinstated and Landlord shall notify Tenant of any future availability of such First Right Space in accordance herewith. Tenant’s failure to lease a particular First Right Space shall not affect Tenant’s right of first offer hereunder for any other First Right Space that has not previously been the subject of an Availability Notice. First Right Space shall be or will become “available for lease” upon the first to occur of (i) the expiration or earlier termination of any lease thereof in effect (without regard to whether such lease shall have commenced) on the date of the execution of this Lease, without a new lease having been entered into with the existing tenant under such lease, or an assignee or sublessee of such existing tenant that controls or occupies all or any portion of such leased space, or with any other tenant in the Project having any right in effect on the date of execution of this Lease to lease such leased space, and (ii) the waiver or lapse of any option to renew or extend the term of such lease and Landlord’s determination in Landlord’s sole discretion that Landlord will not commence or continue (if already commenced) negotiations for a renewal or new lease with the existing tenant or any assignee or sublessee of such existing tenant then in control or occupancy of all or any portion of such leased space; provided, however, that if, as of the date hereof, such space shall be subject to any other written rights of first offer, first refusal or expansion, such space shall not be deemed to be or to become “available for lease” until such rights shall have been waived or permitted to lapse.
(b)    The terms of the Lease for any First Right Space shall be as follows:
(i)    The Rent and the other terms and conditions for any First Right Space leased by Tenant pursuant to this Paragraph 40 shall be based on the Rentable Area of such space as determined by measurement of Landlord’s architect, which such architect shall certify in writing to Landlord and Tenant. The Rentable Area for such First Right Space shall by computed in a manner consistent with the computations for the Premises. The initial Monthly Base Rent for the First Right Space shall be the Monthly Base Rent specified in the Availability Notice, and shall be subject to the annual adjustment as specified in the Availability Notice.
(ii)    If Tenant elects to lease all or part of the First Right Space pursuant to this Paragraph 40, Tenant’s obligations for payment of Rent shall commence for the applicable portion of the First Right Space (the “First Right Space Rent Commencement Date”) on the date specified in the Availability Notice.
(iii)    If Tenant leases all or a portion of the First Right Space pursuant to this Paragraph 40, in addition to the terms set forth in clauses (i) and (ii) above, and except as otherwise provided in the Availability Notice, this Lease shall automatically be modified to provide as follows:
(A)    Both the Premises and such First Right Space shall be part of the “Premises” under the Lease, such that the term “Premises” as used in the Lease shall refer collectively to both the Premises and such First Right Space;
(B)    In addition to Tenant’s Share of Taxes and Expenses attributable to the initial Premises, Tenant shall pay “Tenant Share” of Taxes and Expenses attributable to such First Right Space (calculated in the same manner as for the initial Premises);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(C)    Tenant’s lease of the First Right Space shall be on the same terms and conditions as in effect for the Premises from time to time, except as expressly provided in this Paragraph 40 and/or in the Availability Notice;
(D)    The Expiration Date of the Initial Term or, if applicable, any Extension Term for entire Premises (including the initial Premises and such First Right Space) shall be the Expiration Date under this Lease, provided that if the First Right Space Rent Commencement Date would occur less than two years before the Expiration Date of the then-current Term, then as a condition to the lease of such First Right Space Tenant shall exercise Tenant’s option to extend for the subsequent Extension Term;
(E)    Tenant’s rights to extend this Lease pursuant to Paragraph 37 shall apply to both the initial Premises and such First Right Space, such that Tenant may only exercise its right to either Extension Term with respect to the entire Premises, rather than only the initial Premises or the First Right Space;
(iv)    The parties shall in proceed in good faith to negotiate and enter into an amendment of this Lease confirming the automatic modification of this Lease, on all of the terms and conditions, and in the form, contemplated by this Paragraph 40 and the Availability Notice and as otherwise mutually agreed by Landlord and Tenant, within thirty (30) days after Landlord’s Acceptance Notice (if any), provided that failure to enter into such amendment shall not void the automatic notification of the Lease terms as provided in this Paragraph 40.
(c)    Tenant’s rights under this Paragraph 40 shall expire with respect to any specific First Right Space on the first to occur of (i) Tenant’s failure to respond to any Availability Notice from Landlord by delivering an Offer Notice in accordance with the terms of this Paragraph 40 within ten (10) days after receipt of Landlord’s Availability Notice, (ii) Landlord’s failure to respond to any Offer Notice with an Acceptance Notice in accordance with the terms of this Paragraph 40 within ten (10) business days after receipt of an Offer Notice; or (iii) a foreclosure or conveyance in lieu of foreclosure on the Building or the First Right Space by a Mortgagee.
(d)    Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination but subject to the provisions of Paragraph 16 hereof, Tenant’s rights under this Paragraph 40 shall be subject and subordinate at all times to: (i) the Ground Lease, the Encumbrances, and all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, and (ii) the lien of any Mortgage which may now exist or hereafter be executed in any amount. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases, underlying leases, Encumbrances or Mortgages to Tenant’s rights pursuant to this Paragraph 40.
(e)    Landlord may require that Tenant confirm by estoppel certificate or like document that Tenant’s rights under this Paragraph 40 do not apply to a specific transaction which Landlord is considering or specify the reasons why Tenant believes that Tenant’s rights hereunder apply to said transaction.
(f)    Neither party has had any contact or dealings regarding space in the Project other than the Premises through any licensed real estate broker or other person who may claim a right to a commission or finder’s fee as a procuring cause of any lease that might be entered into with respect to the First Right Space as contemplated by this Paragraph 40 or otherwise. If any broker or finder makes a claim for a commission or finder’s fee based upon any such contact, dealings, or communications, the party through whom the broker or finder makes his claim shall be responsible for such commission or fee, and all costs and expenses (including reasonable attorneys’ fees) incurred by the other party in defending against such claim.
41.    MISCELLANEOUS.
(a)    Defined Terms. The term “Premises” wherever it appears herein includes and shall be deemed or taken to include (except where such meaning would be clearly repugnant to the context) the space demised and improvements now or at any time hereafter comprising or built in the space hereby demised. The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

any provision of this Lease. The term “Landlord” shall include Landlord and its successors and assigns. In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The term “Tenant” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.
(b)    General Provisions. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or Tenant or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument by the parties hereto.
(c)    Construction. The language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning and not restricted for or against any party, regardless of which party may have drafted the provision in question, it being agreed that this is a negotiated agreement. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Lease against the party drafting it is not applicable and is waived. If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.
(d)    Quiet Enjoyment. Upon Tenant paying the Monthly Base Rent and Additional Charges and performing all of Tenant’s obligations under this Lease, Tenant shall have quiet and peaceful enjoyment of the Premises during the Term as against all persons or entities lawfully claiming by, through or under Landlord; subject, however, to the provisions of this Lease.
(e)    Waiver. If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Monthly Base Rent or Additional Charges by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord’s knowledge of such preceding breach at the time Landlord accepted such Monthly Base Rent or Additional Charges. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.
(f)    Successors and Assigns. Subject to the provisions of Paragraph 10, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective legal and personal representatives, successors and assigns.
(g)    Nondisclosure of Lease Terms. Tenant agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord, and that disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants. Tenant hereby agrees that Tenant and its partners, officers, directors, employees, agents, real estate brokers and sales persons and attorneys shall not disclose the terms of this Lease to any other person without Landlord’s prior written consent, except to any accountants of Tenant in connection with the preparation of Tenant’s financial statements or tax returns, to an assignee of this Lease or subtenant of the Premises, or to an entity or person to whom disclosure is required by applicable law or in connection with any action brought to enforce this Lease.
42.    LEASE EFFECTIVE DATE/EXECUTION BY LANDLORD. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. In addition, Landlord shall have forty-five (45) days after the execution of this Lease by Tenant and delivery thereof to Landlord to obtain the current Mortgagee’s consent to this Lease, and if such consent is not obtained within such sixty (60) day period (as it may be extended by mutual agreement of Landlord and Tenant) either Landlord or Tenant may terminate this Lease by written

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

notice to the other party, and Landlord shall immediately thereafter return the pre-paid Rent to Tenant. Satisfaction of this condition shall be evidenced by Landlord’s execution of this Lease and delivery thereof to Tenant, without any independent verification by Tenant being required.
43.    GROUND LESSOR’S CONSENT. This Lease is expressly conditioned upon receipt of the written consent of the Ground Lessor. Landlord shall use reasonable diligence to obtain the written consent of Ground Lessor to this Lease in form and substance acceptable to Landlord. In the event such consent has not been obtained within thirty (30) days from the date this Lease is executed by both Landlord and Tenant, Landlord may terminate this Lease by written notice to Tenant, and neither party shall thereafter have any obligation or liability to the other with respect to this Lease.
44.    SECURITY SYSTEM.
(a)    Installation. Landlord shall allow the Tenant, at Tenant’s expense, to install an integrated security system for the Premises (a “Security System”). Such Security System may be installed as part of the Tenant Improvements but may not be paid from the TI Allowance.
(b)    Plans and Specifications. Landlord will have the right to review and approve, in its reasonable discretion, all plans and specifications for the Security System and for the installation of the Security System and any related equipment. Landlord will have the right to reasonably designate the location of all equipment connecting the Security System with the Premises (including, without limitation, all wires, cables and other connecting equipment).
(c)    Costs. Tenant will be solely responsible for all costs and expenses incurred in installing, operating (including any utility expense), maintaining, repairing and removing the Security System from the Premises. Without limiting the foregoing, Tenant will, at its sole cost and expense, comply with all Laws, and all reasonable procedures established by Landlord, relating to the installation, operation, maintenance, repair and removal of the Security System and related equipment and facilities, and the Security System’s connections within the Premises.
(d)    Title and Liability. Title in and to the Security System and all equipment related thereto installed by Tenant will be vested in Tenant throughout the term of this Lease and, at the expiration of the Lease Term at Landlord’s sole option, will either be removed by Tenant or remain in the Premises (in which event title shall automatically transfer to Landlord without further action). Tenant will indemnify, defend and hold Landlord and Landlord’s mortgagees and contractors harmless from and against any and all third party claims, costs, expenses and liabilities (including reasonable attorneys’ fees) arising out of or in connection with Tenant’s installation, operation, maintenance, repair and removal of the Security System. Tenant’s obligations under this Paragraph 44 will survive the expiration or earlier termination of the term of this Lease.
45.    CHARGING STATIONS.
(a)    Installation. Landlord shall allow the Tenant, at Tenant’s expense, to install up to three (3) electric vehicle charging stations for each Building (collectively, the “Charging Stations”), in locations specified by Landlord in the parking lot for the Project. Such Charging Stations may be installed as part of the Tenant Improvements but may not be paid from the TI Allowance. Charging Stations installed by Tenant shall reduce Tenant’s Minimum Parking, such that for each individual Charging Station installed by Tenant, Tenant’s Minimum Parking for the applicable Building will be reduced by one parking space.
(b)    Plans and Specifications. Landlord and the Ground Lessor will have the right to review and approve, in the same manner as Landlord’s and Ground Lessor’s approval of the Tenant Improvements, all plans and specifications for the Charging Stations and for the installation of the Charging Stations and any related equipment. Without limiting other grounds on which Landlord may disapprove the Charging Stations, Landlord may withhold approval if any conditions imposed by governmental authorities with respect to permits or other approvals required for the Charging Stations are not acceptable to Landlord in Landlord’s sole discretion. If Landlord approves the plans and specifications for the Charging Stations, Tenant shall itself submit them to the Ground Lessor for Ground Lessor’s

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

approval, and shall provide Landlord will any correspondence from Ground Lessor with respect thereto. Landlord will have the right to designate the location of all equipment connecting the Charging Station with the Project (including, without limitation, all wires, cables and other connecting equipment).
(c)    Costs. Tenant will be solely responsible for all costs and expenses incurred in installing, operating (including any utility expense), maintaining and repairing the Charging Stations from the Project. Without limiting the foregoing, Tenant will, at its sole cost and expense, comply with all Laws (including by obtaining any permits or other approvals required from governmental entities), and all reasonable procedures established by Landlord, relating to the installation, operation, maintenance and repair of the Charging Stations and related equipment and facilities, and the Charging Station’s connections within the Project.
(d)    Title and Liability. Title in and to the Charging Stations and all equipment related thereto installed by Tenant will be vested in Tenant throughout the Term of this Lease and shall automatically be transferred to Landlord without further action upon the expiration of this Lease. Tenant shall have no right to remove the Charging Stations after they have been installed. Tenant will indemnify, defend and hold Landlord and Landlord’s mortgagees and contractors harmless from and against any and all third party claims, costs, expenses and liabilities (including reasonable attorneys’ fees) arising out of or in connection with Tenant’s installation, operation, maintenance and repair of the Charging Stations during the Term of this Lease. Tenant’s obligations under this Paragraph 45 will survive the expiration or earlier termination of the term of this Lease.
46.    BICYCLE RACKS/BICYCLE STORAGE.
(a)    Installation. Landlord shall allow the Tenant, at Tenant’s expense, to install uncovered, unsecured (not lockable) bicycle storage racks for up to fifteen (15) bicycles in the Parking Garage for the Project (the “Bike Racks”), in a location specified by Landlord. Such Bike Racks may be installed as part of the Tenant Improvements but may not be paid from the TI Allowance.
(b)    Plans and Specifications. Landlord will have the right to review and approve, in its reasonable discretion, all plans and specifications for the Bike Racks and for the installation of the Bike Racks and any related equipment.
(c)    Costs. Tenant will be solely responsible for all costs and expenses incurred in installing, operating, maintaining, repairing and removing the Bike Racks from the Project. Without limiting the foregoing, Tenant will, at its sole cost and expense, comply with all Laws, and all reasonable procedures established by Landlord, relating to the installation, operation, maintenance, repair and removal of the Bike Racks and related equipment and facilities.
(d)    Title and Liability. Title in and to the Bike Racks and all equipment related thereto installed by Tenant will be vested in Tenant throughout the term of this Lease and, at the expiration of the Lease Term at Landlord’s sole option, will either be removed by Tenant or remain in the Premises (in which event title shall automatically transfer to Landlord without further action). Tenant will indemnify, defend and hold Landlord and Landlord’s mortgagees and contractors harmless from and against any and all third party claims, costs, expenses and liabilities (including reasonable attorneys’ fees) arising out of or in connection with the use of, and with Tenant’s installation, operation, maintenance and repair of, the Bike Racks during the Term of this Lease. Tenant’s obligations under this Paragraph 46 will survive the expiration or earlier termination of the term of this Lease.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.
LANDLORD:
495 JAVE DRIVE ASSOCIATES, L.P.,
A California limited partnership

By:	M-D Ventures, Inc.
a California corporation
Its:	General Partner

By:	/s/ John Mozart
Its:	President

TENANT:

CLOUDERA, INC.,
a Delaware corporation

By:	/s/ Jim Frankola
Its:	CFO

By:
Its:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBITS
Exhibit “A”     Site Plan of Project
Exhibit “B”     Work Letter
Exhibit “C”     Rules and Regulations
Exhibit “D”    Commencement Date Memorandum

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT A
SITE PLAN OF PROJECT

A-1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT “B”
WORK LETTER

1.
Construction of Tenant Improvements. Tenant shall install the Tenant Improvements (as described in Paragraph 2(a) below) in accordance with the terms and conditions of this Work Letter. The quantities, character and manner of installation of all of the work related to the Tenant Improvements shall be subject to the limitations imposed by any applicable governmental regulations, laws, ordinances, codes and rules. Notwithstanding the foregoing, Landlord may at Landlord’s sole election itself (with Landlord’s contractor) construct the portion of the Tenant Improvements that consist of the restrooms and related improvements that will service Building 2 (the “Restroom Improvements”), at Tenant’s cost up to a maximum amount of $322,764 (subject to Section 9(b) below), provided that (a) Landlord notifies Tenant in writing of such election prior to Tenant’s commencement of construction of the Tenant Improvements, and (b) Landlord shall use commercially reasonable efforts to not unreasonably interfere with or delay Tenant’s installation of the Tenant Improvements. If a certificate of occupancy or equivalent permit sign-off for the Premises is delayed beyond the Building 2 Scheduled Commencement Date solely as a result of Landlord’s failure to substantially complete the Restroom Improvements prior to such date, which failure does not result from Tenant Delays (as defined below) or Force Majeure, then the Building 2 Commencement Date shall be extended day for day by the number of days after the Building 2 Scheduled Commencement Date until the issuance of a certificate of occupancy or equivalent permit sign-off (but in no event shall the Building 2 Commencement Date be delayed beyond the date Tenant commences business in the Premises), provided, however, that Tenant delivers written notice to Landlord at such time as Tenant becomes aware that Landlord is in danger of causing such delay. “Tenant Delays” shall mean (i) Tenant’s delay in submittal of Tenant’s Plans and/or responses to Landlord’s comments to Tenant’s Plans beyond the time periods provided in this Work Letter, (ii) Tenant’s delay in any submittals for permits or other governmental approvals with respect to the Tenant Improvements (including without limitation the Restroom Improvements), (iii) changes in Tenant’s Plans as they relate to the Restroom Improvements after they have been submitted to governmental authorities for permits, (iv) delay in obtaining materials for reasons outside Landlord’s reasonable control, and (v) Tenant’s failure to provide reasonable access to the Premises to Landlord’s contractors to install the Restroom Improvements, or unreasonable interference with such installation by Tenant or its contractors or agents.

2.	Design of Tenant Improvements.

(a)
Definition of Tenant Improvements. The Tenant Improvements shall include all improvements to the Premises and to Tenant’s interior space that Tenant requires for Tenant’s use of the Premises. The scope of the Tenant Improvements may include modifications and/or additions to the structure of the Building or the existing improvements in the Premises as required for compliance with applicable Laws (including, without limitation, the Americans With Disabilities Act and other current code requirements) or as otherwise reasonable required in connection with the Tenant Improvements, all subject to Landlord’s review and approval pursuant to this Work Letter and all at Tenant’s sole cost and expense (subject to the Tenant Allowance provided by Landlord).

(b)	Tenant’s Plans.

(i)
Tenant shall diligently pursue the preparation of all drawings, plans and specifications for Tenant Improvements in accordance with this Paragraph 2(b). All such plans, drawings and specifications shall be performed by an architect and/or engineer (as applicable) reasonably acceptable to Landlord and Tenant, and shall include the following: (i) a space plan for the Premises; (ii) complete architectural, engineering and other plans for the Tenant Improvements; and (iii) a list of tenant improvement building standards for interior design, including a schedule (e.g. color palate, material board and spec sheets) of all interior color and finishes. Items (ii) and (iii) above are collectively referred to herein as “Working Drawings”. The space plan and Working Drawings shall comply with all applicable regulations, laws, ordinances, codes and rules. Tenant shall submit its space plan to Landlord,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

for review and approval in Landlord’s sole discretion. Within ten (10) business days after such submission, Landlord shall either approve or disapprove the space plan. Tenant shall make any changes necessary in order to correct any item identified by Landlord as grounds for its disapproval, and shall resubmit the correct space plan to Landlord within ten (10) business days after Landlord’s disapproval. Within ten (10) business days after Landlord received the revised space plan, Landlord shall approve or disapprove it. This procedure shall be repeated until the space plan is finally approved by Landlord and written approval has been delivered to Tenant. If Landlord fails to approve or disapprove any submission within the required time period Landlord shall be deemed to have disapproved such submission. Landlord has approved the space plan for Building 2, a copy of which is attached hereto as Schedule 2 (the “Building 2 Space Plan”), subject to Landlord’s right to review and approve the Working Drawings, interior color and finishes, materials, specifications, and other items pursuant to Paragraph 2(b)(ii) and (iii) below, and further subject to compliance and conformance with the Minimum Specifications (as defined in Paragraph 2(b)(iii) below).

(ii)
Within twenty-one (21) days after Landlord has finally approved Tenant’s space plan, Tenant shall submit its Working Drawings and a pallet of interior colors and finishes to Landlord for Landlord’s review and approval, in Landlord’s sole discretion. Landlord’s approval or disapproval of such Working Drawings and pallet, and Tenant’s response thereto, shall follow the procedure (including deemed disapproval) described in Subsection (i) above with respect to the space plan. All items finally approved by Landlord pursuant to this Paragraph 2(b) are referred to herein collectively as “Tenant’s Plans”. Once approved by Landlord, no changes shall be made to Tenant’s Plans without the prior written approval of Landlord, in Landlord’s sole discretion.

(iii)
Landlord has established a partial list of Minimum Building Specifications for Building 2 (the “Minimum Specifications”) which is attached to this Exhibit as Schedule 1, for use in the design and construction of the Tenant Improvements, provided that the Minimum Specifications is not a complete list of products, specifications and finishes to be used in the construction of the Tenant Improvements and accordingly, Tenant shall cause to be described in the Working Drawings all products, specifications and finishes to be used in the construction of the Tenant Improvements which are not otherwise listed on, or which deviate from, the Minimum Specifications, all of which shall be subject to Landlord’s approval in Landlord’s sole discretion. Unless otherwise expressly agreed to by Landlord, the portion of the Tenant Improvements pertaining to the products, specifications and finishes specified in the Minimum Specifications shall comply with the Minimum Specifications.

(c)
Permits for Tenant Improvements. Upon receipt of Landlord’s final approval of the Working Drawings for each Building, Tenant’s Architect shall submit them to the appropriate municipal authorities for all applicable building permits necessary to allow Tenant’s Contractor (as defined below) to commence and fully complete the construction of Tenant Improvements for the applicable Building. Tenant shall be responsible for obtaining any building permit or certificate of occupancy for the Premises; provided that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Working Drawings approved by Landlord may be made, nor, except for field changes and minor change orders, shall the actual construction of the Tenant Improvements deviate from the approved Working Drawings in any way, without the prior written consent of Landlord, in Landlord’s sole discretion.

(d)
Election to Remove Tenant Improvements. In connection with its approval of Tenant’s Plans, Landlord shall, subject to the provisions below, designate in writing which Tenant Improvements or components of Tenant Improvements may remain in the Premises upon the expiration or sooner termination of this Lease. If Landlord does not make such designation in writing with respect to any

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

portion or component of the Tenant Improvements at the time Landlord approves Tenant’s Plans, Landlord may require that such portion of component of the Tenant Improvements be removed from the Premises at the expiration of the Lease Term. Without limiting Landlord’s right to require removal of any Tenant Improvements, in Landlord’s sole discretion, Landlord shall be entitled to require the removal of Tenant Improvements that, in Landlord’s judgment, (i) are nonstandard office improvements that are not consistent with other upscale professional services office space within comparable Class A office buildings in the Stanford Research Park and University Circle areas of Palo Alto, (ii) affect the structure of the Building or the Building Systems; or (iii) would have no value, or would have negative value, to a future tenant. Without limiting any other provision of this Paragraph 2(d), Landlord may require removal of Tenant’s signage, electrical or telecommunications risers and conduits, cables and lines installed by or on behalf of Tenant, raised flooring, heat pumps, supplemental air conditioning equipment, UPS systems, rolling files or storage units and any accompanying structural steel reinforcements at the expiration or sooner termination of the Lease Term. Any obligation of Tenant to remove Tenant Improvements pursuant to this Paragraph 2(d) shall also require Tenant to repair any damage resulting to the Premises in connection with the removal of such Tenant Improvements. With respect to any Tenant Improvements that Landlord does not designate may remain in the Premises, Landlord may condition its consent to such Tenant Improvements on a requirement that funds sufficient, in Landlord’s reasonable judgment, to cause the removal of such Tenant Improvements and restoration of the Premises to its condition prior to installation of such Tenant Improvements be provided by Tenant to Landlord prior to installation of such Tenant Improvements, to be held as additional security for Tenant’s obligations to remove the designated Tenant Improvements upon expiration or earlier termination of this Lease as required by this Paragraph. Subject to Landlord’s rights as described above to require removal of components of the Tenant Improvements, materials, finishes, equipment and all other items depicted in the Tenant Plans but not in the Building 2 Space Plan or described in more detail in the Tenant Plans, Landlord agrees that the general configuration of the Building 2 Premises depicted on the approved Building 2 Space Plan, other than the ceiling grid which must be removed and restored in a manner acceptable to Landlord in its sole discretion, may remain at the expiration or earlier termination of the Lease.

3.
Tenant’s Contractor. Tenant shall use a general contractor for the Tenant Improvements approved in writing by Landlord, in Landlord’s sole discretion (“Tenant’s Contractor”). Landlord approves Novo Construction as Tenant’s Contractor, and DES as one of Tenant’s subcontractors. The construction contract for the Tenant Improvements with Tenant’s Contractor (the “Construction Contract”) shall be in form and substance acceptable to Tenant and reasonably approved by Landlord and shall include without limitation requirements (i) that Tenant’s Contractor carry such insurance as Landlord may reasonably require; and (ii) that Landlord may succeed Tenant and enforce the Construction Contract in the event of a termination of the Lease. Landlord and Tenant shall each have the full benefit of all contractor warranties in connection with the Tenant Improvements. Tenant shall direct and authorize Tenant’s Contractor to keep Landlord informed of the construction process for the Tenant Improvements and to provide Landlord with reasonable access to all documentation and other information in Tenant’s Contractor’s possession or control regarding construction of the Tenant Improvements.

4.
Construction of Tenant Improvements.    After the Landlord and Ground Lessor (in accordance with Paragraph 12 hereof) approve Tenant’s Plans and Tenant receives any necessary building permits, Tenant shall administer and diligently prosecute the construction of Tenant Improvements in accordance with Tenant’s Plans, in compliance with applicable Laws, and using building standard material, subject to Landlord’s right, at its election, to itself construct the Restroom Improvements. All Tenant Improvements (other than, if applicable, the Restroom Improvements) shall be constructed by Tenant’s Contractor (and/or its subcontractors), and Tenant shall be responsible for project management with respect to construction of the Tenant Improvements. During construction of the Tenant Improvements, Tenant and its contractors and subcontractors (i) shall not interfere with the access to, use of, or business conducted within any other portions of the Project by other tenants or occupants, (ii) shall use diligent efforts to coordinate the timing of work, deliveries and other construction matters with tenants or occupants of the Project that could be adversely impacted by such work, deliveries and construction matters, including, without limitation, by scheduling work

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

that would create noise, vibrations, dust or other similar annoyances to other tenants or occupants of the Project outside normal business hours, notwithstanding any additional cost (for overtime or otherwise) that Tenant may incur, (iii) shall clean and secure construction and staging areas daily, (iv) shall stage all construction and store all construction materials and equipment in a location designated by Landlord (in Landlord’s sole discretion) on the Project, and (v) shall otherwise abide by all rules and requirements established or imposed by Landlord relating to the performance of the Tenant Improvements, including rules relating to any required shutdown of utilities (including life-safety systems), storage of materials, and coordination of work with other tenant’s or occupant’s contractors. Tenant shall not be charged any construction management fee for Landlord’s review of Tenant’s Plans or any oversight of the construction of the Tenant Improvements.

5.
Landlord’s Right to Inspect and Stop Work. Landlord shall have the right to object to any material deviation from the Tenant’s Plans not approved by Landlord in accordance with this Work Letter (a “Plan Deviation”). Tenant shall cause any such Plan Deviation to be corrected. If the Plan Deviation is not corrected by Tenant, Landlord may cause such Plan Deviation to be remedied, at Tenant’s expense, and/or shall have the authority, without liability to Tenant, to stop construction of the Tenant Improvements (i) until a Plan Deviation is corrected, as provided in this Paragraph 5, or (ii) if Tenant does not comply with the requirements of Paragraph 4, until any such non-compliance is corrected.

6.
Compliance with Laws.     All of the Tenant Improvements shall be installed in compliance with all applicable Laws, including, without limitation, and as applicable, the Americans with Disabilities Act; provided, however, that Landlord shall be responsible for correcting any condition with respect to the exterior of the Buildings and Common Area (including ingress and egress to the Buildings) that is in violation of applicable Laws as of the date of this Lease unless the requirement that such condition be corrected is triggered by (a) the installation, use or operation of the Tenant Improvements or any of Tenant’s Trade Fixtures or personal property; (b) the acts or omissions of any of the Tenant Parties; or (c) the particular use or particular occupancy or manner of use or occupancy of the Premises by the Tenant Parties (not applicable to office space in general) or by the cumulative effect of (a), (b) and/or (c) collectively. All costs of such compliance (other than Landlord’s express obligations in the preceding sentence) shall be paid for by Tenant (subject to Paragraph 9(b)). Landlord’s review and approval of Tenant’s Plans shall not imply Landlord’s review of the quality, design, code compliance or similar matters with respect to the Tenant Improvements; accordingly, notwithstanding that Tenant’s Plans are reviewed by Landlord or its agent and notwithstanding any advice or assistance that may be rendered to Tenant by Landlord or Landlord’s agents, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in Tenant’s Plans.

7.	Access. Landlord shall provide Tenant’s Contractor with access to the Building for purposes of constructing the Tenant Improvements from and after the execution of this Lease.

8.
Representative. Tenant has designated Kyla Brennan and Landlord has designated Chris Keith as their sole site representatives with respect to the matters set forth in this Work Letter, and such representatives, until further notice to the other party, shall have full authority and responsibility to act on behalf of the Tenant or Landlord, respectively, as required in this Work Letter.

9.	Tenant Improvement Costs.

(a)
Tenant Responsibility for Costs. Tenant shall bear the cost of Tenant Improvements, subject to the terms of clause (b) below, including, without limitation, costs in connection with space planning, preparing Tenant’s Plans, engineering, plan checking, special inspections and testing, any consultants, and related permits and fees for Tenant Improvements; provided, however, that Tenant shall not be responsible for any overhead, supervision, review of plans or construction management or supervision in connection with the Tenant Improvements by Landlord. Other than providing the Tenant Allowance in accordance with clause (b) below, Landlord shall not be obligated to pay any portion of the cost of the Tenant Improvements, and Tenant shall be obligated to keep the Project free of all liens and claims relating to the design and construction of the Tenant Improvements.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

(b)
Tenant Allowance. Landlord shall provide Tenant an allowance for each Building in an amount not to exceed the sum set forth in the Basic Lease Information for the Tenant Allowance for the applicable Building (collectively, the “Tenant Allowance”), to be applied toward the cost of the following items in respect of the Tenant Improvements in the applicable Building: Architectural and engineering fees, space planning, building permits or other governmental fees, and the cost of labor, materials, contractors fees and overhead, and other charges included in the construction contract for construction of Tenant Improvements, including the contractor’s fee, overhead and general conditions, sales and use taxes, the cost of the builder’s risk insurance during construction and all testing and inspection costs. If Landlord elects to itself construct the Restroom Improvements, Landlord shall make payments to its contractor for the Restroom Improvements as and when such costs are incurred and deduct the amount of such payments from the Tenant Allowance for Building 2 up to the maximum amount stated in Paragraph I of this Work Letter. Landlord shall not be obligated to disburse any remaining portion of the Tenant Allowance attributable to a Building until such time as (i) the Commencement Date for the applicable Building has occurred and Tenant has accepted delivery of the Building and made the initial prepayment of Rent with respect to the applicable portion of the Premises; and (ii) Tenant has delivered to Landlord and Landlord has approved, in Landlord’s reasonable discretion, all of the following: (A) invoices, paid receipts and/or related evidence reasonably acceptable to Landlord establishing that Tenant has paid an amount equal to that portion of the Tenant Allowance requested by Tenant to third parties in connection with the Tenant Improvements in the applicable Building; (B) executed unconditional final mechanics’ lien releases, in statutory form, from Tenant’s contractor and all subcontractors, laborers, materialmen and suppliers used by Tenant with respect to all work in and to the Premises located in the applicable Building; (C) a certificate from Tenant’s architect or space planner, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Improvements in the applicable Building has been substantially completed and meets all applicable building codes; (D) a copy of the certificate of occupancy (or similar governmental authorization) for the applicable Building; (E) “as-built” drawings for the Tenant Improvements in the applicable Building, signed by either Tenant’s architect, space planner or contractor, and electronic CAD files from Tenant’s Contractor and all subcontractors; and (F) a final punch list signed off by both Tenant and Landlord and/or their architects. Thereafter, Landlord shall deliver, within fifteen (15) days following Tenant’s delivery of the materials and information required for disbursement thereof in the preceding sentence, a check payable to Tenant in the amount of that portion of the Tenant Allowance requested by Tenant and paid to third parties in connection with the Tenant Improvements for the applicable Building (which amount shall not exceed the portion of the Tenant Allowance provided for such Building as specified in the Basic Lease Information). Landlord’s payment of any portion of the Tenant Allowance shall not be deemed Landlord’s approval any of the Tenant Improvements absent Landlord’s prior approval pursuant to this Work Letter. Landlord’s obligation to disburse the Tenant Allowance for each Building under this Paragraph 9(b) shall expire six (6) months after the Delivery Date for the applicable Building, subject to extension due to Force Majeure, such that Landlord shall not be obligated to provide to Tenant any undisbursed portion of the Tenant Allowance for a Building unless Tenant has delivered to Landlord all documents required above within nine (9) months after the Delivery Date of such Building.

10.
Lease Default. Notwithstanding any provision to the contrary contained in the Lease, during any time in which Tenant is in default under the Lease prior to completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord may cause the Tenant’s Contractor to cease the construction of the Premises, and (ii) all other obligations of Landlord under the terms of this Work Letter shall be suspended until such time as such failure to perform is cured by Tenant pursuant to the terms of the Lease.

11.
Delay.    Notwithstanding anything herein to the contrary, delay in the completion of the Tenant Improvements shall not subject Landlord to any liability for any loss or damage resulting therefrom (including, without limitation, any lost profits, loss of business or other consequential damages), or entitle Tenant to any credit,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

abatement or adjustment of Rent or other sums payable under the Lease, or cause a delay or extension of either Commencement Date.

12.
Ground Lessor Consent. The Tenant Improvements are subject to Ground Lessor consent pursuant to the Ground Lease. Landlord shall use reasonable diligence to obtain the written consent of Ground Lessor to the Tenant Improvements that are otherwise acceptable to Landlord. Without limiting its right to otherwise withhold consent to Tenant Improvements pursuant to this Work Letter, Landlord shall be entitled to withhold its own consent to the Tenant Improvements to the extent they are not approved by the Ground Lessor on the terms and conditions of the Ground Lease.

13.	Defined Terms. All capitalized terms not defined in this Work Letter shall have the meaning given them in the Lease.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Schedule 1
Minimum Building Standards
1001 Page Mill Road, Building #2, Palo Alto

1.
Ceiling Grid:    Fine Line Grid - 24” x 24”, provided that (i) 2’ x 4’ grid in open plan work areas will be acceptable with 2 x 2’ second-look type tile (style and tile to be approved by Landlord in Landlord’s sole discretion), and (ii) 2 x 2’ grid for office, conference and lobby areas will be acceptable; provided, however, that all grids must align throughout building (Landlord will not approve interior office, conference and lobby as independent, non-aligning systems).

2.	Lighting System: Avante Recessed Direct/Indirect - 24” x 24”

3.	Fire Sprinklers: Concealed

4.	Glass/Glazing: Herculite frameless storefront - 1/2” minimum standard, butt-jointed, or framed - 1/2” minimum standard, butt-jointed glass system.

5.	Hardware: Chrome. Locks shall be mortise, or with matte finish metal such as Brushed Aluminum Chrome or Nickel subject to Landlord’s approval of specific material in Landlord’s sole discretion.

6.	Wall height: 6” below deck @ offices, conference, kitchen, meeting; office/conference perimeter walls also subject to Landlord’s approval.

7.	Door Spec: 9 ft min, Prefinished wood (mahogany, walnut, clear oak, sycamore or maple), subject to Landlord’s approval of specific material in Landlord’s sole discretion).

8.	Counters: Solid surface in cores, kitchen, break room, copy

9.	Flooring: Carpet tile, stone, ceramic tile

10.	Window covering: Mechoshade (existing mini-blinds may not be reused).
Tenant shall obtain Landlord approval for All Final finish colors, materials.
1st / 2nd floor Bathroom/Core -Tenant shall obtain Landlord approval for elevation(s), materials, lay-out (to be consistent with Class A, Palo Alto office space i.e. - full height tile walls, fully tiled floors, etc).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Schedule 2
Building 2 Space Plan

CONF.
CONF.
CONF.
SHOWER
TOILET
SHOWER
TOILET
ALL HANDS/
BREAK AREA
CONF.
CONF.
CONF.
CONF.
PRINT
WOMEN
JAN.
MEN
ELEC
IDF
RECEPTION /
SEATING AREA
MACH
RECEPTIONIST
WORKSTATION
LOBBY
CONF.
CONF.

1001 Page Mill Road

PALO ALTO, CA

CLOUDERA

First Floor Plan

DES

C - 8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CONF.
CONF.
CONF.
CONF.
CONF.
MRKT/FACS STORAGE
CONF.
HR/FINANCE STORAGE
COFFEE STATION
COLLABORATION AREA
CONF.
CONF.
CONF.
PRINT
CONF.
CONF.
MOMS
WOMEN
CONF.
JAN.
ELEC IDF
SERVER
MEN
CONF.
CEO ADMIN/ WAIT AREA
CEO OFFICE
CONF.
CONF.

1001 Page Mill Road

PALO ALTO, CA.

CLOUDERA

Second Floor Plan

DES

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CONF.
CONF.
CONF.
ALL HANDS/
PRINT
RECEPTION /
SEATING AREA
MACH
RECEPTIONIST
WORKSTATION
LOBBY
ELEC/
IDF
CONF.
CONF.
CONF.
CONF.
CONF.

1001 Page Mill Road

PALO ALTO, CA.

CLOUDERA

First Floor Ceiling Plan

DES

© 2013

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

CONF.
CONF.
CONF.
CONF.
CONF.
CONF.
MRKT/FACS STORAGE
HR/FINANCE STORAGE
COFFEE STATION
COLLABORATION AREA
CONF.
CONF.
CONF.
PRINT
CONF.
CONF.
MOMS
CONF.
ELEC IDF
SERVER
CEO ADMIN/ WAIT AREA
CEO OFFICE
CONF.
CONF.

1001 Page Mill Road

PALO ALTO, CA

CLOUDERA

Second Floor Ceiling Plan

DES

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT “C”
RULES AND REGULATIONS
1.    Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators and stairways outside the Premises are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant’s business unless such persons are engaged in illegal activities. Tenant, and Tenant’s employees or invitees, shall not go upon the roof of the Buildings, except as authorized by Landlord.
2.    No sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on the Premises or any part of the Buildings without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice without notice to and at the expense of Tenant.
If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of the Lease, such consent shall not in any way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.
3.    The bulletin board or directory of the Buildings will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.
4.    No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window, door or patio on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord’s window coverings (if any) and shall not in any way be visible from the exterior of the Buildings. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Buildings. No articles shall be placed against glass partitions or doors which might appear unsightly from outside the Buildings.
5.    Landlord reserves the right to exclude from the Buildings between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturdays, Sundays and holidays all persons who do not present a pass to the applicable Building signed by Landlord. Landlord will furnish passes to persons for whom Tenant requests the same in writing. Tenant shall be responsible for all persons for who it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Buildings of any person.
During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord’s opinion, Landlord reserves the right to prevent access to the Buildings by closing the doors, or otherwise, for the safety of tenants and protection of the Buildings and property in the Buildings.
6.    Landlord shall have the right to approve any person or persons providing janitorial or other cleaning services for the Premises. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness of the Premises. Landlord shall not in any way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by any employee or any other person.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

7.    Tenant shall see that the doors of the Premises are closed and securely locked and must observe reasonable care and caution that all water faucets or water apparatus are entirely shut off before Tenant or its employees leave such Premises, and that all utility switches over which Tenant has control shall likewise be carefully shut off (other than as required for security or safety purposes), so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other tenants or occupants of the Buildings or Landlord.
8.    As more specifically provided in the Lease, Tenant shall not waste electricity, water or air conditioning and agrees to cooperate reasonably with Landlord to facilitate the most effective operation of each Building’s heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant’s use and/or supplemental heating or air conditioning systems installed by Tenant.
9.    Tenant shall keep and cause to be kept closed all window coverings when necessary because of the sun’s position.
10.    Tenant shall not alter any lock or access device or install a new or additional lock or access device or any bolt on any door of the Premises without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock.
11.    Tenant shall not make or have made additional copies of any keys or access devices provided by Landlord but shall instead obtain any necessary additional keys or devices from Landlord. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys or access devices for the Buildings, offices, rooms and toilet rooms which shall have been furnished to Tenant or which Tenant shall have had made. In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord the actual cost (including rekeying if necessary) therefor.
12.    The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule by Tenant or Tenant’s employees or invitees shall be borne by Tenant.
13.    Tenant shall not use or keep in the Premises or the Buildings any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office or office equipment. Tenant shall not use any method of heating or air conditioning other than supplied or approved by Landlord.
14.    Tenant shall not use, keep or permit to be used or kept in the Premises any foul or noxious gas or substance or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Buildings by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises or the Buildings.
15.    Except as consented to by Landlord, no cooking shall be done or permitted by Tenant on the Premises (except that use by the Tenant of Underwriter’s Laboratory approved equipment for the heating of food (e.g., in a standard microwave oven), the preparation of coffee, tea, hot chocolate and similar beverages for Tenant and its employees shall be permitted, provided that such equipment and use are in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations), nor shall Premises be used for lodging.
16.    Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Buildings, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop or beauty parlor, nor shall the Premises be used for any improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in Tenant’s Lease.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

17.    If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain and comply with Landlord’s reasonable instructions in their installation.
18.    Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord, which shall not be unreasonably withheld.
19.    Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Buildings. Tenant shall not interfere with radio or television broadcasting or reception from or in the Buildings or elsewhere.
20.    Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule by Tenant or Tenant’s contractors, employees or invitees or the removal of any floor covering shall be borne by Tenant. Tenant shall use chair pads if needed to avoid excess wear and tear to the floor coverings.
21.    Landlord shall have the right to prescribe the weight, size, and position of all safes, furniture or other heavy equipment brought into the Buildings. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Buildings by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.
22.    Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord shall be placed and maintained by Tenant, at Tenant’s expense on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Buildings must be acceptable to Landlord.
23.    Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not deface the Premises or any part thereof. Tenant may hang pictures on walls in the Premises. Any damage to the walls caused by molley bolts, or like hanging materials, will be repaired by Tenant.
24.    Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord, other than for Tenant’s employees, guests and invitees.
25.    There shall not be used in any space, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into or kept in or about the Premises.
26.    Tenant shall store all trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the jurisdiction in which the Premises is located, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.
27.    Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Project are prohibited, and Tenant shall cooperate to prevent the same. Tenant shall not make room-to-room solicitation of business from other tenants in the Project.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

28.    Landlord shall have the right, exercisable upon reasonable advance notice and without liability to Tenant, to change the name and address of the Project or any individual Building.
29.    Landlord reserves the right to exclude or expel from the Project any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules or regulations of the Project.
30.    Without the prior written consent of Landlord, Tenant shall not use the name of the Buildings or Project in connection with or in promoting or advertising the business of Tenant except as Tenant’s address. Tenant may use Project’s name on its stationery and business cards.
31.    Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.
32.    Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, unless caused by the gross negligence or willful misconduct of Landlord, its agents, servants, or employees.
33.    The requirements of Tenant will be attended to only upon application at the management office of the Project by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.
34.    Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Project.
35. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinafter stated and any additional rules and regulations which are adopted. No new Rule or Regulation shall be designed to discriminate solely against Tenant.
36.    Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant’s employees, agents, clients, customers, invitees and guests.
37. Tenant shall not use the Common Areas for any gathering, party, picnic or similar functions without Landlord’s prior written consent, in Landlord’s sole discretion. Any use of the Common Area and any consent to such use shall be conditioned upon Tenant indemnifying, defending and holding Landlord harmless against any personal injury, death or damages to the Project or any portion thereof or any other property of Landlord or any other tenants in the building or any other party as a result of the function. Prior to any such gathering, party, picnic or similar function, Tenant shall provide Landlord with evidence of insurance, in the form and liability amounts required by Landlord, covering the foregoing indemnification obligations.
Unless otherwise defined, terms used in these Rules and Regulations shall have the same meaning as in the Lease.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

EXHIBIT “D”
COMMENCEMENT DATE MEMORANDUM

[DATE]

Attn:

Re:	Confirmation of Building Commencement Date under the Lease Agreement by and between 495 Java Drive Associates, LP and Cloudera, Inc., dated as of , 2013 (the “Lease”)
Dear Sirs:
This letter will confirm that the "Building __ Commencement Date" under the referenced Lease is _____________. By signing below, Tenant certifies that it has accepted delivery of Building_.
Please acknowledge your receipt of this letter and confirmation of the Commencement Date by signing and returning a copy to the undersigned; provided, however, that your failure to so sign and return this letter is not required in order for the Commencement Date to occur pursuant to the terms of the Lease.

Very truly yours,

495 Java Drive Associates, L.P.,
a California limited partnership

BY	M-D Ventures, Inc.,
a California corporation
Its:	General Partner

By:
Its:

Acknowledged and Agreed:

Cloudera, Inc.,
A Delaware corporation

By:
Its:
Date:

D - 1